UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                   ----------

                              TEMPLETON FUNDS, INC.
                             ----------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS

TEMPLETON WORLD FUND


                                                                 AUGUST 31, 2004
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                                [GRAPHIC OMITTED]


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                  ANNUAL REPORT AND SHAREHOLDER LETTER | GLOBAL
--------------------------------------------------------------------------------


                              TEMPLETON WORLD FUND


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                                 [LOGO OMITTED]
                           FRANKLIN [R] TEMPLETON [R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[GRAPHIC OMITTED]


Not part of the annual report

Contents


SHAREHOLDER LETTER .............................    1


ANNUAL REPORT

Templeton World Fund ...........................    3

Performance Summary ............................    8

Your Fund's Expenses ...........................   12

Financial Highlights and
Statement of Investments .......................   14

Financial Statements ...........................   23

Notes to Financial
Statements .....................................   26

Report of Independent
Registered Public
Accounting Firm ................................   35

Tax Designation ................................   36

Special Meeting of
Shareholders ...................................   40

Board Members and Officers .....................   46

Shareholder Information ........................   52


--------------------------------------------------------------------------------

Annual Report

Templeton World Fund


YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------



This annual report for Templeton World Fund covers the fiscal year ended August 31, 2004.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton World Fund - Class A posted a 13.10% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 16.14% total return for the same period.1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 8. For the 10-year period ended August 31, 2004, Templeton World Fund - Class A delivered a 128.37% cumulative total return, compared with the MSCI World Index's 92.14% cumulative total return for the same period. 1


ECONOMIC AND MARKET OVERVIEW

The global economy expanded rapidly over the past few quarters, led by strong economic growth in the U.S. and China. As of June 30, 2004, U.S. gross domestic product (GDP) had increased for 11 consecutive quarters. In China, GDP grew at a strong 9.1% pace in 2003.2 Despite an effort by Chinese authorities to curb this growth, China's economy expanded 9.7% in the first half of 2004, slightly more moderate than the 9.9% rate reported for the fourth quarter of 2003. 2,3 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank recently projected




1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing."

3. Source: Ministry of Foreign Affairs of the People's Republic of China, www.china-embassy.org, "China's GDP rose 9.7 percent in the first half of 2004," 7/16/04.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                               Annual Report | 3
euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In addition, the outlook for emerging European economies improved, led by double-digit growth in industrial production in Turkey and Poland and steady growth in Russia. In Japan, the economy has been emerging from its decade-long deflation. Japan's consumer and business confidence reached their highest levels since 1991. In Latin America, although growth was slow relative to Asia and the U.S., there was evidence of a rebound in industrial activity.

Regarding stock market performance, the global equity rally that began in March 2003 extended into the early part of this year propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second quarter investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first eight months of 2004. However, stock market performance in aggregate was positive over the fiscal year. The MSCI All Country World Index's total return was 16.34% for the year ended August 31, 2004. 4


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.


MANAGER'S DISCUSSION

From September 2003 through March 2004, global markets produced strong returns, and all regions of the world contributed to the Fund's performance. The best performing regions were Europe, Asia and North America, and particularly strong contributors came from South Korean holdings, as well as from some Japanese holdings. However, beginning in March 2004, investor concern about slowing global economic growth, especially in China, contributed to modest global



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 8/31/04

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

Europe                                      39.1%
Asia                                        26.1%
North America                               22.9%
Australia & New Zealand                      2.6%
Latin America                                1.0%
Middle East                                  0.7%
Short-Term Investments & Other Net Assets    7.6%




TOP 10 COUNTRIES
Based on Equity Securities
8/31/04
--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  U.S.                          20.5%
--------------------------------------
  U.K.                          16.6%
--------------------------------------
  Japan                          8.5%
--------------------------------------
  Hong Kong                      6.9%
--------------------------------------
  Netherlands                    5.5%
--------------------------------------
  South Korea                    5.5%
--------------------------------------
  France                         4.3%
--------------------------------------
  Switzerland                    4.0%
--------------------------------------
  Germany                        3.7%
--------------------------------------
  Bermuda                        2.3%
--------------------------------------



4. Source: Standard & Poor's Micropal. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.




4 |  Annual Report
stock market performance through August. Asian markets fell, and we increased exposure there as share prices declined, notably in Japan and South Korea.

Consistent with our investment strategy, we sought value stocks even if this resulted in a portfolio markedly different from our benchmark index. At period-end, the U.S., the U.K. and Japan represented 75.7% of the MSCI World Index. However, based on our research and stockpicking, the Fund held 45.6% of its total net assets in these countries.

During the 12 months under review, several individual holdings benefited Fund performance as the stocks outperformed the MSCI World Index. AT&T Wireless Services, a U.S.-based provider of wireless voice and data services and products, and Aventis, a large French pharmaceutical company, were takeover targets, and each company's stock returned about 70% during the period. As a result of the takeovers, we sold our AT&T Wireless position during the period, and Aventis became Sanofi-Aventis following their merger late in the reporting period.

In the U.S., our biggest disappointment came from information technology stocks, namely disk drive and software design and services stocks. For example, Synopsys, a leading electronic design automation company, which helps companies design silicon chips, hindered the Fund's performance during the period. We believed Synopsys's value remained attractive, despite its price decline during the period, and the stock ended the period with price/earnings, price/book and price/cash flow ratios at what we considered some of their most attractive levels ever.

In Europe, we initiated positions in a number of U.K.-listed stocks that had lagged the recovery in global markets over the past 18 months. In particular, in June 2004 we began purchasing shares of British Sky Broadcasting Group, the U.K.'s most successful pay television broadcaster. The company announced a major strategy shift in August 2004 entailing higher investment spending and lower short-term profitability with the aim of delivering higher long-term subscriber growth and, ultimately, greater value to its shareholders. Largely as a result, the stock price fell 19% in one day as many investors sold shares. We concluded the decline represented an opportunity to increase the Fund's exposure to what we considered a strong franchise at an attractive price. Although this investment had a negative impact on Fund returns in the year under review, we viewed it as illustrative of our investment philosophy -- to buy during times of investor pessimism.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
8/31/04
-----------------------------------------
                              % OF TOTAL
                              NET ASSETS
-----------------------------------------
  Pharmaceuticals                   8.7%
-----------------------------------------
  Oil & Gas                         7.8%
-----------------------------------------
  Insurance                         7.4%
-----------------------------------------
  Real Estate                       6.0%
-----------------------------------------
  Commercial Banks                  5.9%
-----------------------------------------
  Media                             4.2%
-----------------------------------------
  Software                          4.1%
-----------------------------------------
  Capital Markets                   3.8%
-----------------------------------------
  Health Care Providers & Services  3.5%
-----------------------------------------
  Chemicals                         3.3%
-----------------------------------------



                                                               Annual Report | 5

Also in the U.K., we invested in shares of Vodafone Group, the world's largest mobile telecommunications operator in terms of revenues. We began purchasing shares in May 2004 at a price about 60% below its peak in March 2000. In 2000, market expectations for Vodafone were simply too ambitious. In 2004, by contrast, we believed expectations for the company were too low. We found Vodafone offered an excellent brand name, a strong balance sheet, and a solid management team, and the company generated positive cash flow -- important considerations for our investment strategy. During the period, we were encouraged to find quality businesses such as British Sky Broadcasting and Vodafone available at prices we believed were attractive.

For the past 20 years, since the law establishing the framework for the generic drug industry took effect, large, global pharmaceutical companies have been trying to protect their market share and profits from generic drug companies. Consistent with our strategy, we believe that our core pharmaceutical positions such as the U.K.'s GlaxoSmithKline, Bristol-Myers Squibb in the U.S., and Japan's Takeda Pharmaceutical represented excellent value and distributed to their shareholders a significant portion of their substantial cash flows. For instance, GlaxoSmithKline and Bristol-Myers Squibb had well-covered dividend yields of 3.2% and 4.7% at period-end. Takeda Pharmaceutical, a new holding during the period, is Japan's largest drug company. The company has had considerable success in drug development and its transition to a global stage.

Lastly, because of the availability of what we believed were bargains our research team found around the world, our cash holdings (short-term investments and other net assets) decreased to 7.6% at period-end from 10.4% a year earlier.



TOP 10 EQUITY HOLDINGS
8/31/04
-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  Cheung Kong Holdings Ltd.                 3.6%
   REAL ESTATE, HONG KONG
-------------------------------------------------
  Sanofi-Aventis                            2.1%
   PHARMACEUTICALS, FRANCE
-------------------------------------------------
  Hutchison Whampoa Ltd.                    2.1%
   INDUSTRIAL CONGLOMERATES, HONG KONG
-------------------------------------------------
  Royal Dutch Petroleum Co.                 2.1%
   OIL & GAS, NETHERLANDS
-------------------------------------------------
  BP PLC                                    2.0%
   OIL & GAS, U.K.
-------------------------------------------------
  Nippon Telegraph & Telephone Corp.        1.9%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, JAPAN
-------------------------------------------------
  Dow Chemical Co.                          1.7%
   CHEMICALS, U.S.
-------------------------------------------------
  AmerisourceBergen Corp.                   1.6%
   HEALTH CARE PROVIDERS & SERVICES, U.S.
-------------------------------------------------
  Vodafone Group PLC                        1.5%
   WIRELESS TELECOMMUNICATIONS
   SERVICES, U.K.
-------------------------------------------------
  GlaxoSmithKline PLC                       1.5%
   PHARMACEUTICALS, U.K.
-------------------------------------------------




6 |  Annual Report

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/S/Jeffrey A. Everett

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.







                                                               Annual Report | 7

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------------
  CLASS A                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.66            $16.78           $15.12
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2975
------------------------------------------------------------------------------------------------------
  CLASS B                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.61            $16.53           $14.92
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2003
------------------------------------------------------------------------------------------------------
  CLASS C                                                  CHANGE           8/31/04          8/31/03
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.60            $16.37           $14.77
------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1924
------------------------------------------------------------------------------------------------------





8 |  Annual Report

PERFORMANCE


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              13.10%          15.70%           128.37%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           6.62%           1.74%             7.97%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,662         $10,903           $21,525
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                      8.95%           2.73%             8.52%
------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              12.24%          11.48%            26.31%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           8.24%           1.86%             4.06%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,824         $10,965           $12,531
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     10.73%           2.83%             4.43%
------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR   INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              12.24%          11.45%           111.08%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          11.24%           2.19%             8.33%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,124         $11,145           $21,108
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     13.68%           3.18%             8.53%
------------------------------------------------------------------------------------------------------



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.





                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                     8/31/04
--------------------------------------
  1-Year                        6.62%
--------------------------------------
  5-Year                        1.74%
--------------------------------------
  10-Year                       7.97%
--------------------------------------


CLASS A (9/1/94-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

              Templeton World Fund                    MSCI World Index 5                  CPI 5
9/1/94        $9,425                                  $10,000                             $10,000
9/30/94       $9,177                                  $9,739                              $10,027
10/31/94      $9,263                                  $10,018                             $10,034
11/30/94      $8,829                                  $9,585                              $10,047
12/31/94      $8,756                                  $9,680                              $10,047
1/31/95       $8,681                                  $9,536                              $10,087
2/28/95       $8,953                                  $9,677                              $10,128
3/31/95       $9,126                                  $10,145                             $10,161
4/30/95       $9,491                                  $10,501                             $10,195
5/31/95       $9,794                                  $10,593                             $10,215
6/30/95       $9,948                                  $10,592                             $10,235
7/31/95       $10,436                                 $11,124                             $10,235
8/31/95       $10,356                                 $10,878                             $10,262
9/30/95       $10,603                                 $11,197                             $10,282
10/31/95      $10,228                                 $11,023                             $10,315
11/30/95      $10,494                                 $11,407                             $10,309
12/31/95      $10,642                                 $11,743                             $10,302
1/31/96       $11,064                                 $11,958                             $10,362
2/29/96       $11,092                                 $12,033                             $10,396
3/31/96       $11,242                                 $12,235                             $10,450
4/30/96       $11,535                                 $12,525                             $10,490
5/31/96       $11,656                                 $12,538                             $10,510
6/30/96       $11,649                                 $12,604                             $10,517
7/31/96       $11,235                                 $12,161                             $10,537
8/31/96       $11,570                                 $12,303                             $10,557
9/30/96       $11,827                                 $12,787                             $10,591
10/31/96      $12,028                                 $12,878                             $10,624
11/30/96      $12,687                                 $13,602                             $10,644
12/31/96      $12,925                                 $13,387                             $10,644
1/31/97       $13,324                                 $13,550                             $10,678
2/28/97       $13,488                                 $13,708                             $10,711
3/31/97       $13,417                                 $13,440                             $10,738
4/30/97       $13,722                                 $13,881                             $10,752
5/31/97       $14,448                                 $14,741                             $10,745
6/30/97       $15,190                                 $15,478                             $10,758
7/31/97       $15,956                                 $16,193                             $10,772
8/31/97       $15,354                                 $15,112                             $10,792
9/30/97       $16,401                                 $15,936                             $10,819
10/31/97      $15,063                                 $15,100                             $10,846
11/30/97      $15,081                                 $15,369                             $10,839
12/31/97      $15,411                                 $15,559                             $10,826
1/31/98       $15,384                                 $15,995                             $10,846
2/28/98       $16,401                                 $17,080                             $10,866
3/31/98       $17,289                                 $17,803                             $10,886
4/30/98       $17,308                                 $17,980                             $10,906
5/31/98       $16,712                                 $17,757                             $10,926
6/30/98       $16,492                                 $18,181                             $10,940
7/31/98       $16,529                                 $18,155                             $10,953
8/31/98       $14,156                                 $15,736                             $10,966
9/30/98       $14,174                                 $16,017                             $10,980
10/31/98      $15,446                                 $17,468                             $11,007
11/30/98      $16,297                                 $18,510                             $11,007
12/31/98      $16,338                                 $19,417                             $11,000
1/31/99       $16,174                                 $19,845                             $11,027
2/28/99       $15,835                                 $19,320                             $11,040
3/31/99       $16,933                                 $20,127                             $11,074
4/30/99       $18,656                                 $20,923                             $11,154
5/31/99       $18,020                                 $20,161                             $11,154
6/30/99       $18,881                                 $21,104                             $11,154
7/31/99       $18,635                                 $21,044                             $11,188
8/31/99       $18,604                                 $21,010                             $11,215
9/30/99       $18,163                                 $20,809                             $11,268
10/31/99      $18,175                                 $21,893                             $11,289
11/30/99      $19,091                                 $22,512                             $11,295
12/31/99      $20,932                                 $24,337                             $11,295
1/31/00       $19,700                                 $22,946                             $11,329
2/29/00       $19,610                                 $23,011                             $11,396
3/31/00       $20,652                                 $24,604                             $11,490
4/30/00       $19,655                                 $23,567                             $11,497
5/31/00       $19,386                                 $22,973                             $11,510
6/30/00       $20,249                                 $23,750                             $11,570
7/31/00       $20,361                                 $23,084                             $11,597
8/31/00       $21,133                                 $23,838                             $11,597
9/30/00       $20,361                                 $22,573                             $11,658
10/31/00      $19,713                                 $22,198                             $11,678
11/30/00      $19,222                                 $20,853                             $11,685
12/31/00      $20,096                                 $21,193                             $11,678
1/31/01       $20,401                                 $21,605                             $11,752
2/28/01       $19,572                                 $19,781                             $11,799
3/31/01       $18,352                                 $18,486                             $11,826
4/30/01       $19,194                                 $19,857                             $11,872
5/31/01       $19,413                                 $19,610                             $11,926
6/30/01       $18,828                                 $18,998                             $11,946
7/31/01       $18,267                                 $18,748                             $11,913
8/31/01       $17,925                                 $17,852                             $11,913
9/30/01       $16,279                                 $16,281                             $11,966
10/31/01      $17,028                                 $16,595                             $11,926
11/30/01      $18,192                                 $17,579                             $11,906
12/31/01      $18,468                                 $17,692                             $11,859
1/31/02       $18,158                                 $17,158                             $11,886
2/28/02       $18,158                                 $17,012                             $11,933
3/31/02       $19,077                                 $17,768                             $12,000
4/30/02       $19,152                                 $17,171                             $12,067
5/31/02       $19,388                                 $17,210                             $12,067
6/30/02       $18,506                                 $16,170                             $12,074
7/31/02       $17,126                                 $14,809                             $12,087
8/31/02       $16,952                                 $14,840                             $12,128
9/30/02       $15,163                                 $13,211                             $12,148
10/31/02      $16,077                                 $14,188                             $12,168
11/30/02      $17,219                                 $14,956                             $12,168
12/31/02      $16,225                                 $14,235                             $12,141
1/31/03       $15,835                                 $13,804                             $12,195
2/28/03       $15,218                                 $13,568                             $12,289
3/31/03       $14,802                                 $13,531                             $12,362
4/30/03       $16,187                                 $14,739                             $12,336
5/31/03       $17,383                                 $15,589                             $12,315
6/30/03       $17,735                                 $15,864                             $12,329
7/31/03       $18,390                                 $16,190                             $12,342
8/31/03       $19,032                                 $16,543                             $12,389
9/30/03       $19,082                                 $16,648                             $12,430
10/31/03      $20,080                                 $17,639                             $12,416
11/30/03      $20,425                                 $17,912                             $12,383
12/31/03      $21,641                                 $19,040                             $12,369
1/31/04       $22,436                                 $19,350                             $12,430
2/29/04       $22,872                                 $19,681                             $12,497
3/31/04       $22,539                                 $19,558                             $12,577
4/30/04       $21,872                                 $19,168                             $12,617
5/31/04       $21,910                                 $19,356                             $12,691
6/30/04       $22,269                                 $19,762                             $12,732
7/31/04       $21,410                                 $19,122                             $12,711
8/31/04       $21,525                                 $19,214                             $12,718


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                     8/31/04
--------------------------------------
  1-Year                        8.24%
--------------------------------------
  5-Year                        1.86%
--------------------------------------
  Since Inception (1/1/99)      4.06%
--------------------------------------



CLASS B (1/1/99-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

                    Templeton World Fund          MSCI World Index 5               CPI 5
1/1/99              $10,000                       $10,000                          $10,000
1/31/99             $9,900                        $10,220                          $10,024
2/28/99             $9,692                        $9,950                           $10,037
3/31/99             $10,358                       $10,366                          $10,067
4/30/99             $11,400                       $10,776                          $10,140
5/31/99             $10,998                       $10,383                          $10,140
6/30/99             $11,525                       $10,869                          $10,140
7/31/99             $11,362                       $10,838                          $10,171
8/31/99             $11,331                       $10,820                          $10,195
9/30/99             $11,061                       $10,717                          $10,244
10/31/99            $11,050                       $11,275                          $10,262
11/30/99            $11,604                       $11,594                          $10,268
12/31/99            $12,715                       $12,534                          $10,268
1/31/00             $11,955                       $11,818                          $10,299
2/29/00             $11,900                       $11,851                          $10,360
3/31/00             $12,523                       $12,672                          $10,445
4/30/00             $11,907                       $12,137                          $10,451
5/31/00             $11,743                       $11,831                          $10,464
6/30/00             $12,256                       $12,231                          $10,519
7/31/00             $12,318                       $11,889                          $10,543
8/31/00             $12,776                       $12,277                          $10,543
9/30/00             $12,297                       $11,626                          $10,598
10/31/00            $11,901                       $11,432                          $10,616
11/30/00            $11,602                       $10,740                          $10,622
12/31/00            $12,120                       $10,915                          $10,616
1/31/01             $12,298                       $11,127                          $10,683
2/28/01             $11,786                       $10,188                          $10,726
3/31/01             $11,045                       $9,520                           $10,750
4/30/01             $11,549                       $10,227                          $10,793
5/31/01             $11,668                       $10,100                          $10,842
6/30/01             $11,312                       $9,785                           $10,860
7/31/01             $10,963                       $9,656                           $10,830
8/31/01             $10,756                       $9,194                           $10,830
9/30/01             $9,762                        $8,385                           $10,879
10/31/01            $10,204                       $8,547                           $10,842
11/30/01            $10,894                       $9,054                           $10,824
12/31/01            $11,050                       $9,112                           $10,781
1/31/02             $10,862                       $8,837                           $10,805
2/28/02             $10,855                       $8,761                           $10,848
3/31/02             $11,402                       $9,151                           $10,909
4/30/02             $11,440                       $8,843                           $10,970
5/31/02             $11,567                       $8,864                           $10,970
6/30/02             $11,035                       $8,328                           $10,976
7/31/02             $10,210                       $7,627                           $10,988
8/31/02             $10,097                       $7,643                           $11,025
9/30/02             $9,024                        $6,804                           $11,043
10/31/02            $9,567                        $7,307                           $11,062
11/30/02            $10,237                       $7,703                           $11,062
12/31/02            $9,640                        $7,331                           $11,037
1/31/03             $9,399                        $7,110                           $11,086
2/28/03             $9,029                        $6,988                           $11,171
3/31/03             $8,780                        $6,969                           $11,239
4/30/03             $9,587                        $7,591                           $11,214
5/31/03             $10,296                       $8,029                           $11,196
6/30/03             $10,500                       $8,170                           $11,208
7/31/03             $10,877                       $8,338                           $11,220
8/31/03             $11,254                       $8,520                           $11,263
9/30/03             $11,269                       $8,574                           $11,300
10/31/03            $11,859                       $9,085                           $11,287
11/30/03            $12,050                       $9,225                           $11,257
12/31/03            $12,761                       $9,806                           $11,245
1/31/04             $13,227                       $9,966                           $11,300
2/29/04             $13,472                       $10,136                          $11,361
3/31/04             $13,266                       $10,073                          $11,434
4/30/04             $12,868                       $9,872                           $11,470
5/31/04             $12,876                       $9,969                           $11,538
6/30/04             $13,082                       $10,178                          $11,574
7/31/04             $12,578                       $9,848                           $11,556
8/31/04             $12,531                       $9,895                           $11,562




10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                     8/31/04
--------------------------------------
  1-Year                       11.24%
--------------------------------------
  5-Year                        2.19%
--------------------------------------
  Since Inception (5/1/95)      8.33%
--------------------------------------

CLASS C (5/1/95-8/31/04)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

                       Templeton World Fund              MSCI World Index 5            CPI 5
05/01/1995             $10,000                           $10,000                       $10,000
05/31/1995             $10,306                           $10,087                       $10,020
06/30/1995             $10,462                           $10,086                       $10,039
07/31/1995             $10,970                           $10,593                       $10,039
08/31/1995             $10,879                           $10,359                       $10,066
09/30/1995             $11,133                           $10,663                       $10,086
10/31/1995             $10,728                           $10,497                       $10,118
11/30/1995             $11,001                           $10,863                       $10,112
12/31/1995             $11,153                           $11,183                       $10,105
01/31/1996             $11,589                           $11,387                       $10,165
02/29/1996             $11,611                           $11,459                       $10,197
03/31/1996             $11,754                           $11,651                       $10,250
04/30/1996             $12,048                           $11,927                       $10,290
05/31/1996             $12,175                           $11,940                       $10,309
06/30/1996             $12,160                           $12,002                       $10,316
07/31/1996             $11,717                           $11,580                       $10,336
08/31/1996             $12,063                           $11,716                       $10,355
09/30/1996             $12,318                           $12,177                       $10,388
10/31/1996             $12,524                           $12,264                       $10,421
11/30/1996             $13,201                           $12,953                       $10,441
12/31/1996             $13,436                           $12,748                       $10,441
01/31/1997             $13,845                           $12,904                       $10,474
02/28/1997             $14,009                           $13,054                       $10,507
03/31/1997             $13,919                           $12,798                       $10,533
04/30/1997             $14,230                           $13,219                       $10,546
05/31/1997             $14,967                           $14,037                       $10,540
06/30/1997             $15,728                           $14,740                       $10,553
07/31/1997             $16,506                           $15,421                       $10,566
08/31/1997             $15,876                           $14,391                       $10,586
09/30/1997             $16,948                           $15,176                       $10,612
10/31/1997             $15,550                           $14,379                       $10,639
11/30/1997             $15,559                           $14,636                       $10,632
12/31/1997             $15,885                           $14,817                       $10,619
01/31/1998             $15,847                           $15,232                       $10,639
02/28/1998             $16,891                           $16,265                       $10,658
03/31/1998             $17,792                           $16,954                       $10,678
04/30/1998             $17,801                           $17,122                       $10,698
05/31/1998             $17,169                           $16,910                       $10,718
06/30/1998             $16,939                           $17,314                       $10,731
07/31/1998             $16,968                           $17,289                       $10,744
08/31/1998             $14,525                           $14,986                       $10,757
09/30/1998             $14,534                           $15,253                       $10,770
10/31/1998             $15,827                           $16,635                       $10,797
11/30/1998             $16,693                           $17,627                       $10,797
12/31/1998             $16,714                           $18,490                       $10,790
01/31/1999             $16,543                           $18,898                       $10,816
02/28/1999             $16,190                           $18,398                       $10,829
03/31/1999             $17,303                           $19,166                       $10,862
04/30/1999             $19,035                           $19,925                       $10,941
05/31/1999             $18,383                           $19,199                       $10,941
06/30/1999             $19,249                           $20,097                       $10,941
07/31/1999             $18,981                           $20,040                       $10,974
08/31/1999             $18,939                           $20,007                       $11,001
09/30/1999             $18,479                           $19,816                       $11,053
10/31/1999             $18,480                           $20,849                       $11,073
11/30/1999             $19,395                           $21,438                       $11,080
12/31/1999             $21,253                           $23,176                       $11,080
01/31/2000             $19,990                           $21,851                       $11,113
02/29/2000             $19,886                           $21,913                       $11,178
03/31/2000             $20,929                           $23,430                       $11,271
04/30/2000             $19,909                           $22,442                       $11,277
05/31/2000             $19,619                           $21,877                       $11,290
06/30/2000             $20,488                           $22,616                       $11,350
07/31/2000             $20,581                           $21,983                       $11,376
08/31/2000             $21,358                           $22,700                       $11,376
09/30/2000             $20,558                           $21,496                       $11,435
10/31/2000             $19,891                           $21,139                       $11,455
11/30/2000             $19,386                           $19,858                       $11,461
12/31/2000             $20,259                           $20,182                       $11,455
01/31/2001             $20,547                           $20,574                       $11,527
02/28/2001             $19,708                           $18,837                       $11,573
03/31/2001             $18,466                           $17,604                       $11,600
04/30/2001             $19,294                           $18,909                       $11,646
05/31/2001             $19,507                           $18,674                       $11,698
06/30/2001             $18,905                           $18,092                       $11,718
07/31/2001             $18,328                           $17,854                       $11,685
08/31/2001             $17,977                           $17,000                       $11,685
09/30/2001             $16,323                           $15,505                       $11,738
10/31/2001             $17,054                           $15,803                       $11,698
11/30/2001             $18,206                           $16,740                       $11,679
12/31/2001             $18,469                           $16,848                       $11,633
01/31/2002             $18,152                           $16,339                       $11,659
02/28/2002             $18,152                           $16,200                       $11,705
03/31/2002             $19,052                           $16,920                       $11,771
04/30/2002             $19,116                           $16,351                       $11,837
05/31/2002             $19,344                           $16,389                       $11,837
06/30/2002             $18,444                           $15,398                       $11,843
07/31/2002             $17,062                           $14,102                       $11,856
08/31/2002             $16,872                           $14,132                       $11,896
09/30/2002             $15,085                           $12,581                       $11,916
10/31/2002             $15,985                           $13,511                       $11,935
11/30/2002             $17,117                           $14,243                       $11,935
12/31/2002             $16,107                           $13,555                       $11,909
01/31/2003             $15,712                           $13,146                       $11,962
02/28/2003             $15,088                           $12,921                       $12,054
03/31/2003             $14,681                           $12,885                       $12,126
04/30/2003             $16,031                           $14,036                       $12,100
05/31/2003             $17,202                           $14,845                       $12,080
06/30/2003             $17,546                           $15,108                       $12,093
07/31/2003             $18,183                           $15,417                       $12,107
08/31/2003             $18,806                           $15,754                       $12,153
09/30/2003             $18,845                           $15,854                       $12,192
10/31/2003             $19,819                           $16,798                       $12,179
11/30/2003             $20,141                           $17,058                       $12,146
12/31/2003             $21,327                           $18,132                       $12,133
01/31/2004             $22,101                           $18,427                       $12,192
02/29/2004             $22,513                           $18,742                       $12,258
03/31/2004             $22,178                           $18,625                       $12,337
04/30/2004             $21,508                           $18,254                       $12,377
05/31/2004             $21,520                           $18,433                       $12,449
06/30/2004             $21,869                           $18,819                       $12,488
07/31/2004             $21,018                           $18,210                       $12,469
08/31/2004             $21,108                           $18,297                       $12,475


ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.




                                                              Annual Report | 11

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






12 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT ENDING ACCOUNT   EXPENSES PAID DURING
  CLASS A                                   VALUE 2/29/04     VALUE 8/31/04   PERIOD* 2/29/04-8/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $941.10                $5.37
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.61                $5.58
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $937.60                $8.96
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.85                $9.32
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $937.60                $9.01
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.84                $9.37
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.10%; B:
1.84%; and C: 1.85%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.




                                                              Annual Report | 13

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                                                 --------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
CLASS A                                                              2004          2003        2002         2001         2000
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $15.12        $13.64      $14.70       $18.87       $18.14
                                                                 --------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................        .22           .18         .17 d        .29          .27

 Net realized and unrealized gains (losses) ..................       1.74          1.46        (.96)       (3.04)        1.93
                                                                 --------------------------------------------------------------
Total from investment operations .............................       1.96          1.64        (.79)       (2.75)        2.20
                                                                 --------------------------------------------------------------
Less distributions from:

 Net investment income .......................................       (.30)         (.16)       (.27)        (.27)        (.38)

 Net realized gains ..........................................         --            --          --        (1.15)       (1.09)
                                                                 --------------------------------------------------------------
Total distributions ..........................................       (.30)         (.16)       (.27)       (1.42)       (1.47)
                                                                 --------------------------------------------------------------
Redemption fees ..............................................         -- c          -- c        --           --           --
                                                                 --------------------------------------------------------------
Net asset value, end of year .................................     $16.78        $15.12      $13.64       $14.70       $18.87
                                                                 ==============================================================

Total return b ...............................................     13.10%        12.27%     (5.43)%     (15.18)%       13.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................. $6,924,779    $6,419,826  $6,161,235   $7,102,237   $9,515,467

Ratios to average net assets:

 Expenses ....................................................      1.11%         1.11%       1.08%        1.09%        1.07%

 Net investment income .......................................      1.32%         1.40%       1.15% d      1.79%        1.52%

Portfolio turnover rate ......................................     37.58%        43.91%      44.56%       24.91%       46.92%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
    Net investment income per share ..........................  $(0.01)
    Net realized and unrealized (gains/losses) per share .....    0.01
    Ratio of net investment income to average net assets .....   (0.08)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




14 | See notes to financial statements. | Annual Report

Templeton World Fund

                                                                 --------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
CLASS B                                                             2004          2003        2002          2001        2000
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $14.92       $13.46      $14.51        $18.66      $18.05
                                                                 --------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................................        .10          .09         .06 d         .17         .15

 Net realized and unrealized gains (losses) ..................       1.71         1.44        (.95) d      (3.01)       1.90
                                                                 --------------------------------------------------------------
Total from investment operations .............................       1.81         1.53        (.89)        (2.84)       2.05
                                                                 --------------------------------------------------------------
Less distributions from:

 Net investment income .......................................       (.20)        (.07)       (.16)         (.16)       (.35)

 Net realized gains ..........................................         --           --          --         (1.15)      (1.09)
                                                                 --------------------------------------------------------------

Total distributions ..........................................       (.20)        (.07)       (.16)        (1.31)      (1.44)
                                                                 --------------------------------------------------------------
Redemption fees ..............................................         -- c         -- c        --            --          --
                                                                 --------------------------------------------------------------
Net asset value, end of year .................................     $16.53       $14.92      $13.46        $14.51      $18.66
                                                                 ==============================================================

Total return b ...............................................     12.24%       11.46%     (6.12)%      (15.82)%      12.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $49,419      $37,166     $29,311       $25,743     $23,816

Ratios to average net assets:

 Expenses ....................................................      1.86%        1.86%       1.83%         1.83%       1.82%

 Net investment income (loss) ................................       .57%         .65%        .40% d       1.08%        .83%

Portfolio turnover rate ......................................     37.58%       43.91%      44.56%        24.91%      46.92%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
    Net investment income per share ..................................    $(0.01)
    Net realized and unrealized (gains/losses) per share .............      0.01
    Ratio of net investment income to average net assets .............     (0.08)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




                         Annual Report | See notes to financial statements. | 15

Templeton World Fund

                                                                 --------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
CLASS C                                                              2004          2003        2002         2001         2000
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................    $14.77        $13.31      $14.34       $18.43       $17.71
                                                                 --------------------------------------------------------------

Income from investment operations:

 Net investment income a ......................................       .09           .09         .06 d        .17          .14

 Net realized and unrealized gains (losses) ...................      1.70          1.43        (.94) d     (2.98)        1.89
                                                                 --------------------------------------------------------------
Total from investment operations ..............................      1.79          1.52        (.88)       (2.81)        2.03
                                                                 --------------------------------------------------------------
Less distributions from:

 Net investment income ........................................      (.19)         (.06)       (.15)        (.13)        (.22)

 Net realized gains ...........................................        --            --          --        (1.15)       (1.09)
                                                                 --------------------------------------------------------------
Total distributions ...........................................      (.19)         (.06)       (.15)       (1.28)       (1.31)
                                                                 --------------------------------------------------------------
Redemption fees ...............................................        -- c          -- c        --           --           --
                                                                 --------------------------------------------------------------

Net asset value, end of year ..................................    $16.37        $14.77      $13.31       $14.34       $18.43
                                                                 ==============================================================

Total return b ................................................    12.24%        11.46%     (6.15)%     (15.83)%       12.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................  $295,009      $270,417    $264,751     $313,538     $423,614

Ratios to average net assets:

 Expenses .....................................................     1.86%         1.86%       1.83%        1.83%        1.82%

 Net investment income (loss) .................................      .57%          .65%        .40% d      1.04%         .78%

Portfolio turnover rate .......................................    37.58%        43.91%      44.56%       24.91%       46.92%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.001 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
    Net investment income per share ..................................  $(0.01)
    Net realized and unrealized (gains/losses) per share .............    0.01
    Ratio of net investment income to average net assets .............   (0.08)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




16 | See notes to financial statements. | Annual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004



---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.1%
   ARGENTINA .2%
 a Inversiones y Representacion SA .......                Real Estate                       2              $             1
 a Inversiones y Representacion SA, GDR ..                Real Estate               1,746,595                   12,435,755
                                                                                                           ----------------
                                                                                                                12,435,756
                                                                                                           ----------------

   AUSTRALIA 2.1%
   BHP Billiton Ltd. .....................              Metals & Mining             4,122,969                   38,612,311
   Brambles Industries Ltd. ..............      Commercial Services & Supplies        740,295                    3,528,625
   John Fairfax Holdings Ltd. ............                   Media                  7,944,514                   21,430,267
   Lend Lease Corp. Ltd. .................                Real Estate               3,929,035                   30,907,791
   National Australia Bank Ltd. ..........             Commercial Banks               877,201                   16,507,952
   Qantas Airways Ltd. ...................                 Airlines                15,340,331                   36,939,072
   Qantas Airways Ltd., 144A .............                 Airlines                 1,421,441                    3,422,789
                                                                                                           ----------------
                                                                                                               151,348,807
                                                                                                           ----------------

   BERMUDA 2.3%
   ACE Ltd. ..............................                 Insurance                2,428,600                   93,622,530
   XL Capital Ltd., A ....................                 Insurance                1,044,952                   73,355,630
                                                                                                           ----------------
                                                                                                               166,978,160
                                                                                                           ----------------

   CHINA 1.7%
   China Mobile (Hong Kong) Ltd., ADR ....    Wireless Telecommunication Services     100,000                    1,462,000
   China Mobile (Hong Kong) Ltd., fgn. ...    Wireless Telecommunication Services  19,616,800                   57,216,033
   China Telecom Corp. Ltd., H ...........  Diversified Telecommunication Services  2,986,000                      957,057
   Guangdong Electric Power
    Development Co Ltd., B ...............            Electric Utilities           16,090,315                    9,262,305
   PetroChina Co. Ltd., H ................                 Oil & Gas              110,289,000                   55,498,346
                                                                                                           ----------------
                                                                                                               124,395,741
                                                                                                           ----------------

   FINLAND 1.9%
   Sampo OYJ, A ..........................                 Insurance                3,330,243                   32,904,180
   Stora Enso OYJ, R (EUR/FIM Traded) ....          Paper & Forest Products         5,913,360                   78,979,907
   UPM-Kymmene Corp. .....................          Paper & Forest Products         1,244,590                   23,747,099
                                                                                                           ----------------
                                                                                                               135,631,186
                                                                                                           ----------------

   FRANCE 4.3%
   AXA SA ................................                 Insurance                    9,375                      191,296
   Sanofi-aventis ........................              Pharmaceuticals             1,637,533                  116,221,777
   Sanofi-Aventis (Frankfurt listed)......              Pharmaceuticals               537,750                   38,100,755
   Societe BIC SA ........................      Commercial Services & Supplies        621,001                   26,482,579
   Suez SA ...............................    Multi-Utilities & Unregulated Power   2,908,340                   56,304,818
   Unibail Holding .......................                Real Estate                 151,138                   17,082,098
   Valeo SA ..............................              Auto Components             1,415,710                   55,658,717
                                                                                                           ----------------
                                                                                                               310,042,040
                                                                                                           ----------------

   GERMANY 3.2%
   Bayer AG, Br. .........................                 Chemicals                1,973,500                   50,486,334
   Deutsche Post AG ......................          Air Freight & Logistics         3,158,400                   62,758,058
   E. ON AG ..............................            Electric Utilities            1,025,000                   72,748,043
   Muenchener Rueckversicherungs-
      Gesellschaft .......................                 Insurance                   97,503                    9,218,965


                                                              Annual Report | 17

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   GERMANY (CONT.)
   Muenchener Rueckversicherungs-
     Gesellschaft, 144A ..................                 Insurance                   27,857              $     2,633,896
   Volkswagen AG .........................                Automobiles                 999,200                   38,494,288
                                                                                                           ----------------
                                                                                                               236,339,584
                                                                                                           ----------------

   HONG KONG 6.9%
   Cheung Kong Holdings Ltd. .............                Real Estate              30,770,120                  265,295,364
   CNOOC Ltd. ............................                 Oil & Gas               19,943,580                    9,332,633
   Hang Lung Group Ltd. ..................                Real Estate               1,345,000                    2,069,244
   Hutchison Whampoa Ltd. ................         Industrial Conglomerates        19,512,060                  153,220,684
   New World Development Co. Ltd. ........                Real Estate              28,330,443                   26,696,165
   Shangri-La Asia Ltd. ..................       Hotels Restaurants & Leisure      12,464,938                   11,586,074
   Swire Pacific Ltd., A .................                Real Estate               4,326,500                   30,646,238
                                                                                                           ----------------
                                                                                                               498,846,402
                                                                                                           ----------------

   INDIA 1.4%
   Housing Development Finance Corp. Ltd.         Thrifts & Mortgage Finance        3,188,190                   38,279,606
   ICICI Bank Ltd. .......................             Commercial Banks             3,648,860                   21,214,485
   Satyam Computers Services Ltd. ........                IT Services               5,864,530                   42,966,904
                                                                                                           ----------------
                                                                                                               102,460,995
                                                                                                           ----------------

   ISRAEL .7%
 a Check Point Software Technologies Ltd.                  Software                 2,901,220                   50,887,399
                                                                                                           ----------------

   ITALY .7%
   Eni SpA ...............................                 Oil & Gas                2,541,076                   51,912,264
                                                                                                           ----------------

   JAPAN 8.5%
   Nintendo Co. Ltd. .....................                 Software                   948,100                  101,941,592
   Nippon Telegraph & Telephone Corp. ....  Diversified Telecommunication Services     32,232                  139,213,340
   Nomura Holdings Inc. ..................              Capital Markets             7,407,000                  101,779,179
   Ono Pharmaceutical Co. Ltd. ...........              Pharmaceuticals             1,765,500                   78,505,991
   Sompo Japan Insurance Inc. ............                 Insurance                9,348,000                   87,223,582
   Sony Corp. ............................            Household Durables            1,993,700                   68,669,971
   Takeda Pharmaceutical Co. Ltd. ........              Pharmaceuticals               963,400                   43,365,949
                                                                                                           ----------------
                                                                                                               620,699,604
                                                                                                           ----------------

   MEXICO .5%
   Cemex SA, ADR .........................          Construction Materials          1,363,101                   38,575,758
                                                                                                           ----------------

   NETHERLANDS 5.5%
   Akzo Nobel NV .........................                 Chemicals                1,931,014                   64,888,116
   Koninklijke Philips Electronics NV ....            Household Durables            2,522,305                   58,058,015
   Reed Elsevier NV ......................                   Media                  2,975,695                   38,080,390
   Rodamco Europe NV .....................      Diversified Financial Services      1,339,150                   86,500,197
   Royal Dutch Petroleum Co. .............                 Oil & Gas                3,036,000                  152,973,312
                                                                                                           ----------------
                                                                                                               400,500,030
                                                                                                           ----------------

   NEW ZEALAND
   Telecom Corp. of New Zealand Ltd. .....  Diversified Telecommunication Services    912,365                    3,424,272
                                                                                                           ----------------



18 |  Annual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PHILIPPINES .2%
   Ayala Corp. ...........................      Diversified Financial Services     41,868,000              $     4,024,694
   Ayala Land Inc. .......................                Real Estate              81,688,000                    7,707,101
                                                                                                           ----------------
                                                                                                                11,731,795
                                                                                                           ----------------

   SINGAPORE 1.0%
   DBS Group Holdings Ltd. ...............             Commercial Banks             7,780,657                   70,879,879
                                                                                                           ----------------

   SOUTH KOREA 4.9%
   Hana Bank .............................             Commercial Banks             2,263,680                   50,801,865
 a Kookmin Bank ..........................             Commercial Banks             3,112,413                   99,437,252
   KT Corp., ADR .........................  Diversified Telecommunication Services  2,120,300                   37,147,656
   POSCO .................................              Metals & Mining               289,517                   41,598,353
   Samsung Electronics Co. Ltd. ..........  Semiconductors & Semiconductor Equipment  167,519                   65,591,066
   Shinhan Financial Group Co. Ltd. ......             Commercial Banks             2,608,250                   44,155,814
   SK Telecom Co. Ltd., ADR ..............    Wireless Telecommunication Services   1,045,300                   19,756,170
                                                                                                           ----------------
                                                                                                               358,488,176
                                                                                                           ----------------

   SPAIN 1.9%
   Iberdrola SA, Br. .....................            Electric Utilities            3,342,845                   68,210,548
   Repsol YPF SA .........................                 Oil & Gas                3,460,790                   71,500,450
                                                                                                           ----------------
                                                                                                               139,710,998
                                                                                                           ----------------

   SWEDEN .2%
   Securitas AB, B .......................      Commercial Services & Supplies      1,207,500                   14,987,671
                                                                                                           ----------------

   SWITZERLAND 4.0%
   Nestle SA .............................               Food Products                341,094                   80,562,796
   Novartis AG ...........................              Pharmaceuticals             1,796,569                   82,953,444
   Swiss Reinsurance Co. .................                 Insurance                1,722,115                   97,374,430
   UBS AG ................................              Capital Markets               415,940                   27,848,512
                                                                                                           ----------------
                                                                                                               288,739,182
                                                                                                           ----------------

   TAIWAN .9%
   Chunghwa Telecom Co. Ltd., ADR ........  Diversified Telecommunication Services  2,231,300                   38,065,978
   Taiwan Semiconductor
    Manufacturing Co. ....................Semiconductors & Semiconductor Equipment 22,031,331                   30,419,288
                                                                                                           ----------------
                                                                                                                68,485,266
                                                                                                           ----------------

   UNITED KINGDOM 16.6%
   Abbey National PLC ....................             Commercial Banks             3,739,385                   40,227,247
   Amvescap PLC ..........................              Capital Markets            10,811,249                   56,401,781
   BAE Systems PLC .......................            Aerospace & Defense          11,500,391                   41,480,686
   BP PLC ................................                 Oil & Gas               16,756,477                  148,534,829
   British Land Co. PLC ..................                Real Estate               3,151,332                   40,789,080
   British Sky Broadcasting Group PLC ....                   Media                  7,614,800                   65,479,499
   Centrica PLC ..........................               Gas Utilities              4,452,000                   19,701,950
   GKN PLC ...............................              Auto Components            13,785,164                   54,805,376
   GlaxoSmithKline PLC ...................              Pharmaceuticals             5,311,061                  108,059,473
   HSBC Holdings PLC .....................             Commercial Banks             1,408,704                   21,853,112
   Kidde PLC .............................           Electrical Equipment          10,986,000                   23,271,237



                                                              Annual Report | 19

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   Lloyds TSB Group PLC ..................             Commercial Banks             8,217,185              $    61,642,192
   National Grid Transco PLC .............    Multi-Utilities & Unregulated Power   5,603,700                   47,026,805
   Pearson PLC ...........................                   Media                  5,037,097                   56,135,885
   Rentokil Initial PLC ..................      Commercial Services & Supplies      6,608,030                   17,860,986
   Rolls-Royce Group PLC .................            Aerospace & Defense          10,808,700                   45,062,176
   Shell Transport & Trading Co. PLC .....                 Oil & Gas               10,834,804                   79,037,077
 a Shire Pharmaceuticals Group PLC .......              Pharmaceuticals             2,003,690                   17,373,868
   Smiths Group PLC ......................         Industrial Conglomerates         5,869,239                   73,275,741
   Unilever PLC ..........................               Food Products              8,991,192                   76,991,570
   Vodafone Group PLC ....................    Wireless Telecommunication Services  49,326,577                  112,029,221
                                                                                                           ----------------
                                                                                                             1,207,039,791
                                                                                                           ----------------

   UNITED STATES 20.5%
   Abbott Laboratories ...................              Pharmaceuticals             1,381,200                   57,582,228
 a Agere Systems Inc., A ................. Semiconductors & Semiconductor Equipment 9,721,254                   11,762,717
   American International Group Inc. .....                 Insurance                  554,500                   39,502,580
   AmerisourceBergen Corp. ...............     Health Care Providers & Services     2,129,940                  115,229,754
 a BMC Software Inc. .....................                 Software                 3,329,100                   49,836,627
   Boeing Co. ............................            Aerospace & Defense             500,000                   26,110,000
   Bristol-Myers Squibb Co. ..............              Pharmaceuticals             2,076,280                   49,270,124
 a Cadence Design Systems Inc. ...........                 Software                 6,118,800                   76,056,684
   CIGNA Corp. ...........................     Health Care Providers & Services       801,100                   53,321,216
 a DIRECTV Group Inc. ....................                   Media                  4,931,500                   78,262,905
   Dow Chemical Co. ......................                 Chemicals                2,936,370                  125,706,000
   Hubbell Inc., B .......................           Electrical Equipment             191,200                    8,250,280
 a Interpublic Group of Cos. Inc. ........                   Media                    562,057                    5,929,701
   JPMorgan Chase & Co. ..................      Diversified Financial Services      1,486,760                   58,845,961
 a King Pharmaceuticals Inc. .............              Pharmaceuticals             1,839,900                   22,925,154
 a Maxtor Corp. ..........................          Computers & Peripherals         2,535,400                   10,648,680
   Merrill Lynch & Co. Inc. ..............              Capital Markets             1,813,268                   92,603,597
 a Noble Corp. ...........................        Energy Equipment & Services       1,013,100                   40,746,882
 a Pactiv Corp. ..........................          Containers & Packaging          1,173,700                   27,758,005
   Pfizer Inc. ...........................              Pharmaceuticals               451,400                   14,747,238
   R.R. Donnelley & Sons Co. .............      Commercial Services & Supplies      2,048,050                   62,936,577
   Raytheon Co. ..........................            Aerospace & Defense           1,988,200                   69,050,186
 a Synopsys Inc. .........................                 Software                 1,368,638                   21,843,462
   TECO Energy Inc. ......................            Electric Utilities            3,928,600                   52,093,236
 a Tenet Healthcare Corp. ................     Health Care Providers & Services     8,401,380                   87,542,380
 a Time Warner Inc. ......................                   Media                  2,562,100                   41,890,335
 a Toys R Us Inc. ........................             Specialty Retail             4,225,510                   68,622,282
   W.R. Berkley Corp. ....................                 Insurance                  929,325                   37,526,144
 a Western Digital Corp. .................          Computers & Peripherals         2,263,300                   16,884,218
   Willis Group Holdings Ltd. ............                 Insurance                1,828,100                   63,928,657
                                                                                                           ----------------
                                                                                                             1,487,413,810
                                                                                                           ----------------

   TOTAL COMMON STOCKS
     (COST $5,712,488,661) ...............                                                                  6,551,954,566
                                                                                                           ----------------



20 |  Annual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 1.2%
   BRAZIL .1%
   Cia Vale do Rio Doce, ADR, pfd., A ....              Metals & Mining               210,500              $    10,251,350
                                                                                                           ----------------

   GERMANY .5%
   Volkswagen AG, pfd. ...................                Automobiles               1,235,616                   32,690,876
                                                                                                           ----------------

   SOUTH KOREA .6%
   Samsung Electronics Co. Ltd., pfd. ....  Semiconductors & Semiconductor Equipment  154,200                   39,759,864
                                                                                                           ----------------

   TOTAL PREFERRED STOCKS
     (COST $64,129,644) ..................                                                                      82,702,090
                                                                                                           ----------------

                                                                                ----------------------
                                                                                  PRINCIPAL AMOUNT B
                                                                                ----------------------
   BONDS & NOTES 1.1%
   ARGENTINA .2%
   Inversiones y Representacion SA, cvt.,
     8.00%, 11/14/07 .....................                                            $  9,081,312              13,621,968
                                                                                                           ----------------

   AUSTRALIA .2%
   New South Wales Treasury Corp., 8.00%,
     3/01/08 .............................                                              17,170,000  AUD         13,044,595
                                                                                                           ----------------

   CANADA .1%
   Government of Canada, 6.00%,
     6/01/11 .............................                                               8,030,000  CAD          6,690,356
                                                                                                           ----------------

   NEW ZEALAND .3%
   Government of New Zealand,
     7.00%, 7/15/09 ......................                                              15,850,000  NZD         10,745,789
     8.00%, 11/15/06 .....................                                              15,670,000  NZD         10,660,256
                                                                                                           ----------------
                                                                                                                21,406,045
                                                                                                           ----------------

   SPAIN .2%
   Government of Spain, 5.00%,
     7/30/12 .............................                                              12,570,000  EUR         16,477,082
                                                                                                           ----------------

   SWEDEN .1%
   Kingdom of Sweden, 5.50%,
     10/08/12 ............................                                              48,680,000  SEK          7,020,707
                                                                                                           ----------------

   UNITED STATES
   Interpublic Group of Cos. Inc., cvt.,
     senior note, 4.50%, 3/15/23 .........                                               1,375,000               1,646,563
                                                                                                           ----------------

   TOTAL BONDS & NOTES
     (COST $60,134,264) .................                                                                        79,907,316
                                                                                                           ----------------

   SHORT TERM INVESTMENTS 6.4%
   UNITED STATES 6.4%
   Student Loan Marketing Association, FRN, 1.716%,
     11/18/04 ...........................                                               40,000,000              40,002,000
   Federal National Mortgage Association, 1.087% to
     1.735%, 9/22/04 to 12/15/04 ........                                              190,000,000             189,587,770





                                                              Annual Report | 21

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT B            VALUE
---------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   UNITED STATES (CONT.)
   Federal Home Loan Bank,
     1.183% to 2.140%,
     9/17/04 to 8/12/05 ..................                                            $238,500,000         $   237,810,587
                                                                                                           ----------------

   TOTAL SHORT TERM INVESTMENTS
     (COST $467,538,074) .................                                                                     467,400,357
                                                                                                           ----------------

   TOTAL INVESTMENTS BEFORE
     REPURCHASE AGREEMENT
     (COST $6,304,290,643) ...............                                                                   7,181,964,329
                                                                                                           ----------------

   REPURCHASE AGREEMENT .1%
   UNITED STATES .1%
c  Dresdner Bank AG, 1.54%, 9/01/04
     (Maturity Value $9,407,402)
     Collateralized by U.S. Treasury Notes,
     5.87%, 11/15/04......................                                               9,407,000               9,407,000
                                                                                                           ----------------

   TOTAL INVESTMENTS
     (COST $6,313,697,643) 98.9% .........                                                                   7,191,371,329
   OTHER ASSETS, LESS LIABILITIES 1.1% ...                                                                      77,835,267
                                                                                                           ----------------

   NET ASSETS 100.0% .....................                                                                  $7,269,206,596
                                                                                                           ================




CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | CAD - Canadian Dollar | EUR - Euro | FIM - Finnish Markka
                          NZD - New Zealand Dollar | SEK - Swedish Krona




a Non-income producing.
b The principal amount is stated in U.S. dollars unless otherwise indicated. c See Note 1c regarding repurchase agreement.



22 | See notes to financial statements. | Annual Report

Templeton World Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004


Assets:
 Investments in securities:
  Cost .................................................................................................    $6,313,697,643
                                                                                                            ===============
  Value ................................................................................................     7,191,371,329
 Cash ..................................................................................................        69,209,892
 Foreign currency, at value (cost $35,636,843) .........................................................        35,570,176
 Receivables:
  Investment securities sold ...........................................................................           938,391
  Capital shares sold ..................................................................................         1,924,214
  Dividends and interest ...............................................................................        19,588,720
                                                                                                            ---------------
      Total assets .....................................................................................     7,318,602,722
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................        31,673,992
  Capital shares redeemed ..............................................................................         6,048,328
  Affiliates ...........................................................................................         6,785,682
  Deferred tax liability (Note 1g) .....................................................................         3,944,984
 Other liabilities .....................................................................................           943,140
                                                                                                            ---------------
      Total liabilities ................................................................................        49,396,126
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $7,269,206,596
                                                                                                            ===============
Net assets consist of:
 Undistributed net investment income ...................................................................    $   84,025,645
 Net unrealized appreciation (depreciation) ............................................................       873,686,660
 Accumulated net realized gain (loss) ..................................................................       470,264,289
 Capital shares ........................................................................................     5,841,230,002
                                                                                                            ---------------
        Net assets, at value ...........................................................................    $7,269,206,596
                                                                                                            ===============
CLASS A:
 Net assets, at value ..................................................................................    $6,924,779,161
                                                                                                            ===============
 Shares outstanding ....................................................................................       412,668,590
                                                                                                            ===============
 Net asset value per share a ...........................................................................            $16.78
                                                                                                            ===============
 Maximum offering price per share (net asset value per share / 94.25%) .................................            $17.80
                                                                                                            ===============
CLASS B:
 Net assets, at value ..................................................................................    $   49,418,678
                                                                                                            ===============
 Shares outstanding ....................................................................................         2,989,702
                                                                                                            ===============
 Net asset value and maximum offering price per share a ................................................            $16.53
                                                                                                            ===============
CLASS C:
 Net assets, at value ..................................................................................    $  295,008,757
                                                                                                            ===============
 Shares outstanding ....................................................................................        18,019,910
                                                                                                            ===============
 Net asset value and maximum offering price per share a ................................................            $16.37
                                                                                                            ===============



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 23

Templeton World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2004



Investment income:
 (net of foreign taxes of $16,369,684)
 Dividends ................................................................................................   $166,839,127
 Interest .................................................................................................     12,211,945
                                                                                                              =============
      Total investment income .............................................................................    179,051,072
Expenses:
 Management fees (Note 3) .................................................................................     45,460,847
 Administrative fees (Note 3) .............................................................................      5,745,281
 Distribution fees (Note 3)
  Class A .................................................................................................     17,641,706
  Class B .................................................................................................        461,058
  Class C .................................................................................................      2,996,558
 Transfer agent fees (Note 3) .............................................................................      8,740,000
 Custodian fees (Note 4) ..................................................................................      2,158,872
 Reports to shareholders ..................................................................................        403,500
 Registration and filing fees .............................................................................        119,700
 Professional fees ........................................................................................        196,800
 Directors' fees and expenses .............................................................................        133,900
 Other ....................................................................................................        253,800
                                                                                                              -------------
      Total expenses ......................................................................................     84,312,022
      Expense reductions (Note 4) .........................................................................         (1,964)
                                                                                                              -------------
        Net expenses ......................................................................................     84,310,058
                                                                                                              -------------
          Net investment income ...........................................................................     94,741,014
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................................................    594,201,457
  Foreign currency transactions ...........................................................................      2,629,486
                                                                                                              -------------
      Net realized gain (loss) ............................................................................    596,830,943
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................................................    178,542,967
  Translation of assets and liabilities denominated in foreign currencies .................................       (280,003)
  Deferred taxes (Note 1g) ................................................................................     (2,198,568)
      Net unrealized appreciation (depreciation) ..........................................................    176,064,396
                                                                                                              -------------
Net realized and unrealized gain (loss) ...................................................................    772,895,339
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ...........................................   $867,636,353
                                                                                                              =============




24 | See notes to financial statements. | Annual Report

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003



                                                                                          ---------------------------------
                                                                                               2004              2003
                                                                                          ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................   $   94,741,014    $   82,729,644
  Net realized gain (loss) from investments and foreign currency transactions .........      596,830,943          (626,894)
  Net unrealized appreciation (depreciation) on investments, translation
   of assets and liabilities denominated in foreign currencies, and deferred taxes ....      176,064,396       631,124,855
                                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from operations .................      867,636,353       713,227,605
Distributions to shareholders from:
 Net investment income:
  Class A .............................................................................     (125,077,562)      (72,523,383)
  Class B .............................................................................         (509,158)         (154,762)
  Class C .............................................................................       (3,482,910)       (1,086,512)
                                                                                          ---------------------------------
Total distributions to shareholders ...................................................     (129,069,630)      (73,764,657)
Capital share transactions (Note 2):
  Class A .............................................................................     (200,487,957)     (351,986,944)
  Class B .............................................................................        8,345,687         4,132,452
  Class C .............................................................................       (4,657,758)      (19,558,003)
                                                                                          ---------------------------------
Total capital share transactions ......................................................     (196,800,028)     (367,412,495)
Redemption fees (Note 1i) .............................................................           30,493            62,189
      Net increase (decrease) in net assets ...........................................      541,797,188       272,112,642

Net assets:
 Beginning of year ....................................................................    6,727,409,408     6,455,296,766
                                                                                          ---------------------------------
 End of year ..........................................................................   $7,269,206,596    $6,727,409,408
                                                                                          =================================
Undistributed net investment income included in net assets:
 End of year ..........................................................................   $   84,025,645    $   79,000,859
                                                                                          =================================




                         Annual Report | See notes to financial statements. | 25

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a diversified series of Templeton Funds, Inc. (the Company), an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Repurchase agreements are valued at cost.
All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At August 31, 2004, all repurchase agreements held by the Fund had been entered into on the last business day of the month.





26 |  Annual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

G. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.









                                                              Annual Report | 27

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

I. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted on the Statement of Changes.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Company's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At August 31, 2004, there were 3.8 billion shares of the Company authorized ($1.00 par value) of which 1.2 billion shares were classified as, and allocated to, the Fund and further classified as follows: 800 million shares have been classified as Class A, 200 million shares as Class B and 200 million shares as Class C.





28 |  Annual Report

Templeton World Fund

2. CAPITAL STOCK (CONTINUED)

                                   -------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                               2004                                 2003
                                   -------------------------------------------------------------------
                                      SHARES           AMOUNT             SHARES           AMOUNT
                                   -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................   40,542,738     $ 684,785,022         43,108,845     $ 569,487,270
 Shares issued in reinvestment of
  distributions .................    6,997,580       109,108,085          4,958,829        63,300,188
 Shares redeemed ................  (59,444,549)     (994,381,064)       (75,159,793)     (984,774,402)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........  (11,904,231)    $(200,487,957)       (27,092,119)    $(351,986,944)
                                   ===================================================================
CLASS B SHARES:
 Shares sold ....................      769,951     $  12,890,413            602,090     $   7,840,084
 Shares issued in reinvestment of
  distributions .................       29,047           446,081             10,777           136,180
 Shares redeemed ................     (300,823)       (4,990,807)          (298,967)       (3,843,812)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........      498,175         8,345,687            313,900     $   4,132,452
                                   ===================================================================
CLASS C SHARES:
 Shares sold ....................    2,245,793     $  37,086,276          2,073,210     $  26,704,749
 Shares issued in reinvestment of
  distributions .................      202,026         3,071,259             76,643           959,951
 Shares redeemed ................   (2,737,885)      (44,815,293)        (3,724,434)      (47,222,703)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........     (290,066)    $  (4,657,758)        (1,574,581)    $ (19,558,003)
                                   ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
----------------------------------------------------------------------------------------
  Templeton Global Advisors Ltd. (TGAL)                          Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer Agent

The Fund paid transfer agent fees of $8,740,000, of which $5,558,725 was paid to Investor Services.

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.630%         Up to and including $1 billion
         0.615%         Over $1 billion, up to and including $5 billion
         0.600%         Over $5 billion, up to and including $10 billion
         0.580%         Over $10 billion, up to and including $15 billion
         0.560%         Over $15 billion, up to and including $20 billion
         0.540%         Over $20 billion




                                                              Annual Report | 29

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to June 1, 2004, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
          0.750%        First $200 million
          0.675%        Over $200 million, up to and including $1.3 billion
          0.600%        In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
          0.150%        First $200 million
          0.135%        Over $200 million, up to and including $700 million
          0.100%        Over $700 million, up to and including $1.2 billion
          0.075%        In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $3,501,287.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received .......................................  $490,967
Contingent deferred sales charges retained ...................   $73,324

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $8,740,000, of which $5,558,725 was paid to Investor Services.




30 |  Annual Report

Templeton World Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................  $6,353,661,607
                                                          --------------
Unrealized appreciation ................................  $1,185,398,716
Unrealized depreciation ................................    (347,688,994)
                                                          --------------
Net unrealized appreciation (depreciation) .............  $  837,709,722
                                                          ==============
Undistributed ordinary income ..........................  $  105,450,649
Undistributed long term capital gains ..................     488,803,250
                                                          --------------
Distributable earnings .................................  $  594,253,899
                                                          ==============


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and contingent debt.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and contingent debt.


The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                       -----------------------------
                                               2004         2003
                                       -----------------------------
Distributions paid from:
 Ordinary income ....................     $129,069,630   $73,764,657


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $2,531,923,548 and $2,594,432,550, respectively.





                                                              Annual Report | 31

Templeton World Fund

7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.





32 |  Annual Report

Templeton World Fund

7. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.








                                                              Annual Report | 33

Templeton World Fund

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



34 |  Annual Report

Templeton World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton World Fund (one of the portfolios constituting the Templeton Funds, Inc., hereafter referred to as the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004





TEMPLETON WORLD FUND





                                                              Annual Report | 35

Templeton World Fund

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $488,803,250 as a capital gain dividend for the fiscal year ended August 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $159,969,483 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 17.77% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2004.

At August 31, 2004, more than 50% of the Templeton World Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 21, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A, Class B, and Class C shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.







36 |  Annual Report

Templeton World Fund

------------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                                                               ADJUSTED
                                               FOREIGN TAX    FOREIGN          FOREIGN          FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE       PER SHARE
------------------------------------------------------------------------------------------------------------
  Argentina ................................      0.0000        0.0011           0.0000          0.0011
  Australia ................................      0.0006        0.0093           0.0081          0.0047
  Bermuda ..................................      0.0000        0.0054           0.0054          0.0023
  Brazil ...................................      0.0001        0.0005           0.0001          0.0004
  Canada ...................................      0.0001        0.0010           0.0005          0.0007
  China ....................................      0.0000        0.0057           0.0042          0.0033
  Finland ..................................      0.0045        0.0238           0.0190          0.0129
  France ...................................      0.0029        0.0177           0.0177          0.0076
  Germany ..................................      0.0026        0.0146           0.0109          0.0084
  Hong Kong ................................      0.0000        0.0193           0.0000          0.0193
  India ....................................      0.0000        0.0023           0.0009          0.0018
  Italy ....................................      0.0004        0.0034           0.0034          0.0015
  Japan ....................................      0.0013        0.0100           0.0100          0.0043
  Mexico ...................................      0.0000        0.0022           0.0022          0.0009
  Netherlands ..............................      0.0056        0.0237           0.0237          0.0102
  New Zealand ..............................      0.0008        0.0053           0.0033          0.0034
  Philippines ..............................      0.0003        0.0008           0.0008          0.0003
  Singapore ................................      0.0008        0.0023           0.0000          0.0023
  South Korea ..............................      0.0035        0.0134           0.0119          0.0066
  Spain ....................................      0.0015        0.0084           0.0062          0.0049
  Sweden ...................................      0.0001        0.0010           0.0005          0.0007
  Switzerland ..............................      0.0019        0.0078           0.0078          0.0033
  Taiwan ...................................      0.0018        0.0048           0.0044          0.0023
  United Kingdom ...........................      0.0092        0.0606           0.0599          0.0264
                                                 -------------------------------------------------------
  TOTAL ....................................     $0.0380       $0.2444          $0.2009         $0.1296
                                                 -------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                       CLASS B
                                                                                               ADJUSTED
                                               FOREIGN TAX    FOREIGN          FOREIGN          FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE       PER SHARE
------------------------------------------------------------------------------------------------------------
  Argentina ................................      0.0000        0.0007           0.0000          0.0007
  Australia ................................      0.0006        0.0062           0.0054          0.0031
  Bermuda ..................................      0.0000        0.0036           0.0036          0.0015
  Brazil ...................................      0.0001        0.0003           0.0001          0.0002
  Canada ...................................      0.0001        0.0006           0.0003          0.0004
  China ....................................      0.0000        0.0038           0.0028          0.0022
  Finland ..................................      0.0045        0.0157           0.0125          0.0086
  France ...................................      0.0029        0.0117           0.0117          0.0050
  Germany ..................................      0.0026        0.0097           0.0072          0.0056
  Hong Kong ................................      0.0000        0.0127           0.0000          0.0127
  India ....................................      0.0000        0.0015           0.0006          0.0012
  Italy ....................................      0.0004        0.0022           0.0022          0.0009
  Japan ....................................      0.0013        0.0066           0.0066          0.0028
  Mexico ...................................      0.0000        0.0014           0.0014          0.0006
  Netherlands ..............................      0.0056        0.0156           0.0156          0.0067
  New Zealand ..............................      0.0008        0.0035           0.0022          0.0022
  Philippines ..............................      0.0003        0.0005           0.0005          0.0002
  Singapore ................................      0.0008        0.0015           0.0000          0.0015
  South Korea ..............................      0.0035        0.0089           0.0079          0.0044
  Spain ....................................      0.0015        0.0056           0.0042          0.0032
  Sweden ...................................      0.0001        0.0006           0.0003          0.0004
  Switzerland ..............................      0.0019        0.0051           0.0051          0.0022
  Taiwan ...................................      0.0018        0.0031           0.0028          0.0015
  United Kingdom ...........................      0.0092        0.0400           0.0395          0.0174
                                                 -------------------------------------------------------
  TOTAL ....................................     $0.0380       $0.1611          $0.1325         $0.0852
                                                 -------------------------------------------------------



                                                              Annual Report | 37

Templeton World Fund

------------------------------------------------------------------------------------------------------------
                                                                                               ADJUSTED
                                               FOREIGN TAX    FOREIGN          FOREIGN          FOREIGN
                                                   PAID    SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE       PER SHARE
------------------------------------------------------------------------------------------------------------
  Argentina ................................      0.0000        0.0007           0.0000          0.0007
  Australia ................................      0.0006        0.0058           0.0051          0.0029
  Bermuda ..................................      0.0000        0.0033           0.0033          0.0014
  Brazil ...................................      0.0001        0.0003           0.0001          0.0002
  Canada ...................................      0.0001        0.0006           0.0003          0.0004
  China ....................................      0.0000        0.0036           0.0026          0.0021
  Finland ..................................      0.0045        0.0147           0.0117          0.0080
  France ...................................      0.0029        0.0109           0.0109          0.0047
  Germany ..................................      0.0026        0.0090           0.0067          0.0052
  Hong Kong ................................      0.0000        0.0119           0.0000          0.0119
  India ....................................      0.0000        0.0014           0.0006          0.0011
  Italy ....................................      0.0004        0.0021           0.0021          0.0009
  Japan ....................................      0.0013        0.0062           0.0062          0.0027
  Mexico ...................................      0.0000        0.0013           0.0013          0.0006
  Netherlands ..............................      0.0056        0.0146           0.0146          0.0063
  New Zealand ..............................      0.0008        0.0033           0.0021          0.0021
  Philippines ..............................      0.0003        0.0005           0.0005          0.0002
  Singapore ................................      0.0008        0.0014           0.0000          0.0014
  South Korea ..............................      0.0035        0.0083           0.0074          0.0041
  Spain ....................................      0.0015        0.0052           0.0039          0.0030
  Sweden ...................................      0.0001        0.0006           0.0003          0.0004
  Switzerland ..............................      0.0019        0.0048           0.0048          0.0021
  Taiwan ...................................      0.0018        0.0029           0.0027          0.0014
  United Kingdom ...........................      0.0092        0.0375           0.0371          0.0163
                                                 -------------------------------------------------------
  TOTAL                                          $0.0380       $0.1509          $0.1243          $0.0801
                                                 -------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.





38 |  Annual Report

Templeton World Fund

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.





                                                              Annual Report | 39

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders of Templeton Funds, Inc. (the "Company") was held at the Company's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on December 15, 2003 and reconvened on January 14, 2004. The purpose of the meeting was to elect twelve Directors of the Company, and for Templeton World Fund and Templeton Foreign Fund (each a "Fund") and together, the "Funds"), each a series of the Company, to vote on the following Proposals and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and to approve the elimination of certain of each Fund's fundamental investment policies and restrictions. At the meeting held on December 15, 2003, the following persons were elected by the shareholders to serve as Independent Directors of the
Company: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson were elected by the shareholders to serve as Interested Directors. At the reconvened meeting held on January 14, 2004, Shareholders approved amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and the elimination of certain of each Fund's fundamental investment restrictions. The Agreement and Plan of Reorganization that provided for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust was not approved. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.    The election of Directors of the Company:

-----------------------------------------------------------------------------------------------------------
                                                   % OF         % OF                      % OF       % OF
                                               OUTSTANDING     VOTED                  OUTSTANDING   VOTED
  NAME                           FOR              SHARES       SHARES     WITHHELD       SHARES     SHARES
-----------------------------------------------------------------------------------------------------------
  Harris J. Ashton .........   921,784,744.074    55.931%     96.841%  30,069,431.717     1.825%    3.159%
  Frank J. Crothers ........   922,941,744.041    56.002%     96.963%  28,912,431.750     1.754%    3.037%
  S. Joseph Fortunato ......   921,536,770.158    55.916%     96.815%  30,317,405.633     1.840%    3.185%
  Edith E. Holiday .........   922,141,284.526    55.953%     96.878%  29,712,891.265     1.803%    3.122%
  Betty P. Krahmer .........   922,120,923.381    55.952%     96.876%  29,733,252.410     1.804%    3.124%
  Gordon S. Macklin ........   919,950,702.066    55.820%     96.648%  31,903,473.725     1.936%    3.352%
  Fred R. Millsaps .........   921,781,604.376    55.931%     96.841%  30,072,571.415     1.825%    3.159%
  Frank A. Olson ...........   921,885,948.423    55.937%     96.852%  29,968,227.368     1.818%    3.148%
  Constantine D.
   Tseretopoulos ...........   922,494,170.096    55.974%     96.915%  29,360,005.695     1.781%    3.085%
  Nicholas F. Brady ........   920,077,248.202    55.828%     96.662%  31,776,927.589     1.928%    3.338%
  Charles B. Johnson .......   921,934,947.866    55.940%     96.857%  29,919,227.925     1.815%    3.143%
  Rupert H. Johnson, Jr. ...   922,312,771.073    55.963%     96.896%  29,541,404.718     1.792%    3.104%






40 |  Annual Report

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


TEMPLETON WORLD FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  205,986,169.412               46.36%                    76.50%
  Against ....................   11,145,652.789                2.51%                     4.14%
  Abstain ....................   17,845,723.640                4.02%                     6.63%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

        Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  198,075,490.497               44.58%                    73.56%
  Against ....................   17,078,193.176                3.84%                     6.34%
  Abstain ....................   19,823,862.168                4.46%                     7.36%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  196,144,571.180               44.14%                    72.85%
  Against ....................   18,708,344.423                4.21%                     6.95%
  Abstain ....................   20,124,630.238                4.53%                     7.47%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  193,706,578.502               43.60%                    71.94%
  Against ....................   20,874,505.430                4.70%                     7.75%
  Abstain ....................   20,396,461.909                4.59%                     7.58%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%




                                                              Annual Report | 41

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund


  SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


        Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  195,372,012.641               43.97%                    72.56%
  Against ....................   18,789,891.580                4.23%                     6.98%
  Abstain ....................   20,815,641.620                4.68%                     7.73%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  194,482,896.567               43.77%                    72.23%
  Against ....................   19,627,049.440                4.42%                     7.29%
  Abstain ....................   20,867,599.834                4.70%                     7.75%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3f: To amend the Fund's fundamental investment restriction regarding lending:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  193,332,019.187               43.51%                    71.80%
  Against ....................   21,001,905.408                4.73%                     7.80%
  Abstain ....................   20,643,621.246                4.65%                     7.67%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  192,945,793.887               43.42%                    71.66%
  Against ....................   21,324,278.313                4.80%                     7.92%
  Abstain ....................   20,707,473.641                4.66%                     7.69%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

        Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  196,197,703.544               44.16%                    72.87%
  Against ....................   18,130,780.473                4.08%                     6.73%
  Abstain ....................   20,649,061.824                4.65%                     7.67%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%





42 |  Annual Report

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


Proposal 4: To approve the elimination of certain of the Fund's fundamental investment policies and restrictions:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  193,188,252.823               43.48%                    71.75%
  Against ....................   20,289,573.527                4.57%                     7.54%
  Abstain ....................   21,499,719.491                4.84%                     7.98%
  Broker Non-Votes ...........   34,277,618.000                7.71%                    12.73%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  269,255,163.841               60.60%                   100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.


TEMPLETON FOREIGN FUND

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  510,474,835.581               42.41%                75.32%
  Against ....................   14,814,274.570                1.23%                 2.19%
  Abstain ....................   25,397,576.897                2.11%                 3.75%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

Proposal 3.    To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

        Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  490,186,478.594               40.72%                72.33%
  Against ....................   32,134,290.472                2.67%                 4.74%
  Abstain ....................   28,365,917.982                2.36%                 4.19%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

        Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  473,774,405.994               39.36%                69.91%
  Against ....................   48,254,203.467                4.01%                 7.12%
  Abstain ....................   28,658,077.587                2.38%                 4.23%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%



                                                              Annual Report | 43

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


        Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  470,466,666.697               39.08%                69.42%
  Against ....................   51,398,329.224                4.27%                 7.58%
  Abstain ....................   28,821,691.127                2.39%                 4.25%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

        Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  486,800,593.596               40.44%                71.83%
  Against ....................   34,499,704.454                2.87%                 5.09%
  Abstain ....................   29,386,388.998                2.44%                 4.34%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%
-----------------------------------------------------------------------------------------------------

        Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  472,426,528.936               39.25%                69.71%
  Against ....................   48,195,385.301                4.00%                 7.11%
  Abstain ....................   30,064,772.811                2.50%                 4.44%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

        Proposal 3f: To amend the Fund's fundamental investment restriction regarding lending:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  477,164,806.541               39.64%                70.41%
  Against ....................   43,560,024.543                3.62%                 6.43%
  Abstain ....................   29,961,855.964                2.49%                 4.42%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

        Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  468,878,504.005               38.95%                69.19%
  Against ....................   52,006,297.555                4.32%                 7.67%
  Abstain ....................   29,801,885.488                2.48%                 4.40%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%



44 |  Annual Report

Templeton Funds, Inc.

Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


        Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  492,392,791.708               40.91%                72.66%
  Against ....................   28,612,437.757                2.38%                 4.22%
  Abstain ....................   29,681,457.583                2.47%                 4.38%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

Proposal 4: To approve the elimination of certain of the Fund's fundamental investment policies and restrictions:

-----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES      % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------
  For ........................  478,701,466.998               39.77%                70.63%
  Against ....................   41,327,882.755                3.43%                 6.10%
  Abstain ....................   30,657,337.295                2.55%                 4.52%
  Broker Non-Votes ...........  127,025,346.182               10.55%                18.74%
-----------------------------------------------------------------------------------------------------
  TOTAL ......................  677,712,033.230               56.30%               100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.







                                                              Annual Report | 45

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Director       Since 1992       140                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Director       Since 2003       21                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Director       Since 1992       141                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Director       Since 2003       96                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                            foods and allied products); RTI
                                                                                           International Metals, Inc. (manufac-
                                                                                           ture and distribution of titanium); and
                                                                                           Canadian National Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



46 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Director       Since 1993       140                       Director, White Mountains Insurance
 500 East Broward Blvd.                                                                    Group, Ltd. (holding company);
 Suite 2100                                                                                Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                            MedImmune, Inc. (biotechnology);
                                                                                           and Overstock.com (Internet servi-
                                                                                           ces); and FORMERLY, Director, MCI
                                                                                           Communication Corporation (subse-
                                                                                           quently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communi-
                                                                                           cations services) (1988-2002) and
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Director       Since 1990       28                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Director       Since 2003       21                        Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                    (medical technology); White
 Suite 2100                                                                                Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                            (holding company); and Amerada
                                                                                           Hess Corporation (exploration and
                                                                                           refining of oil and gas).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY,
 Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Director       Since 2003       21                        None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------




                                                              Annual Report | 47

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)      Director       Since 1993       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                   (exploration and refining of oil and
 Suite 2100                                                                               gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                           investment business); and FORMERLY,
                                                                                          Director, H.J. Heinz Company
                                                                                          (processed foods and allied products)
                                                                                          (1987-1988; 1993-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and
 FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator,
 New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Director,      Chairman of the  140                        None
 One Franklin Parkway          Chairman of    Board and
 San Mateo, CA 94403-1906      the Board and  Director since
                               Vice President 1995 and Vice
                                              President since
                                              1992

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64) Director and   Director since   123                        None
 One Franklin Parkway          Vice President 1992 and Vice
 San Mateo, CA 94403-1906                     President since
                                              1996

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)          Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------




48 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway          Compliance
 San Mateo, CA 94403-1906      Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)       President and  President since  Not Applicable             None
 PO Box N-7759                 Chief          2001 and Chief
 Lyford Cay, Nassau, Bahamas   Executive      Executive Officer -
                               Officer -      Investment
                               Investment     Management
                               Management     since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)       Vice President Since 1990       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002       Not Applicable            None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Vice President   Not Applicable            None
 One Franklin Parkway            and Secretary  since 2000
 San Mateo, CA 94403-1906                       and Secretary
                                                since 1996

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President Since 1994       Not Applicable            None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March 2004 Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds,
 Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and
 Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                     Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                Foundation
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------




50 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION           TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)        Vice President     Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief Financial  Since May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.




                                                              Annual Report | 51

Templeton World Fund

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





52 |  Annual Report

Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/04             Not part of the annual report

      [LOGO OMITTED]
FRANKLIN [R] TEMPLETON [R]     One Franklin Parkway
       INVESTMENTS             San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON WORLD FUND


INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


102 A2004 10/04


PAGE


TEMPLETON FOREIGN FUND


[GRAPHIC OMITTED]

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                                                   INTERNATIONAL



                             Templeton Foreign Fund


---------------------------
WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?

Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.
---------------------------

                               [GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE



Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

                     Contents

SHAREHOLDER LETTER ...................   1


ANNUAL REPORT

Templeton Foreign Fund ...............   3

Performance Summary ..................   7

Your Fund's Expenses. ................  12

Financial Highlights and
Statement of Investments .............  14

Financial Statements .................  27

Notes to Financial
Statements ...........................  31

Report of Independent
Registered Public
Accounting Firm. .....................  41

Tax Designation. .....................  42

Special Meeting of
Shareholders .........................  49

Board Members
and Officers. ........................  55

Shareholder Information ..............  61




Annual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2004.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Foreign Fund - Class A posted a 14.03% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which posted a 23.09% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 7. For the 10-year period ended August 31, 2004, Templeton Foreign Fund - Class A delivered an 87.15% cumulative total return, compared with the MSCI EAFE Index's 44.38% cumulative total return for the same period. 1


ECONOMIC AND MARKET OVERVIEW

The global economy expanded rapidly over the past few quarters, led by strong economic growth in the U.S. and China. As of June 30, 2004, U.S. gross domestic product (GDP) had increased for 11 consecutive quarters. In China, GDP grew at a strong 9.1% pace in 2003. 2 Despite an effort by Chinese authorities to curb this growth, China's economy expanded 9.7% in the first half of 2004, slightly more moderate than the 9.9% rate reported for the fourth quarter of 2003. 2, 3 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing."

3. Source: Ministry of Foreign Affairs of the People's Republic of China, www.china-embassy.org, "China's GDP rose 9.7 percent in the first half of 2004," 7/16/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 8/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                                 44.8%

Asia                                                   34.3%

North America                                           5.1%

Australia & New Zealand                                 3.3%

Latin America                                           2.5%

Middle East & Africa                                    0.8%

Short-Term Investments & Other Net Assets               9.2%



in the current recovery. However, the European Central Bank recently projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In addition, the outlook for emerging European economies improved, led by double-digit growth in industrial production in Turkey and Poland and steady growth in Russia. In Japan, the economy has been emerging from its decade-long deflation. Japan's consumer and business confidence reached their highest levels since 1991. In Latin America, although growth was slow relative to Asia and the U.S., there was evidence of a rebound in industrial activity.

Regarding stock market performance, the global equity rally that began in March 2003 extended into the early part of this year propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second quarter investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first eight months of 2004. However, stock market performance in aggregate was positive over the fiscal year. The MSCI All Country World Index's total return was 16.34% for the year ended August 31, 2004. 4


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.


MANAGER'S DISCUSSION

From September 2003 through March 2004, foreign markets produced strong returns. The best performing regions were Asia and Europe, which contributed to the Fund's double-digit return during the period. After March 2004, concerns about slowing global economic growth, particularly in China, led to more modest performance during the latter part of the reporting period. The strongest contributors to performance shifted from Asian stocks earlier in the period to European stocks toward the end of the Fund's fiscal year.



4. Source: Standard & Poor's Micropal. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


4 |  Annual Report

Aventis was the single biggest contributor to Fund performance for the past year. After the merger of Aventis and Sanofi in the summer of 2004, the resulting Sanofi-Aventis stock remained among the Fund's top 10 holdings. Consistent with our strategy, we held Sanofi-Aventis because we believed investors did not recognize the company's potential earnings growth over the next several years. At period-end, Sanofi-Aventis had a price/earnings ratio significantly lower than the typical global pharmaceuticals company despite its potential earnings profile. Other notable contributors to Fund performance included Cheung Kong Holdings and CLP Holdings (China Light and Power) in Hong Kong. We consider Hong Kong, generally, a market of opportunities due to low valuations. For example, despite Asia's severe acute respiratory syndrome (SARS) scare in 2003 and China's slowing economy in early 2004, Hong Kong securities remained attractive due to companies having strong balance sheets, time-tested and proven managements, and significant inside ownership at many companies.

Despite some successful stock picking during the period and our aversion to high-priced stocks, our decision to avoid large Japanese financial companies such as banks because of concerns about transparency and capital adequacy, as well as valuations, hurt our performance relative to the MSCI EAFE Index. In addition, certain of our portfolio holdings detracted from performance. Among these were Kookmin Bank, South Korea's largest retail bank, and Vestas Wind Systems, a Denmark-based company that is the world's biggest windmill manufacturer. Kookmin's stock suffered in relation to a rise in delinquency rates by households and small businesses in South Korea. Vestas' sales were negatively impacted after the U.S. Congress failed to extend a subsidy for wind energy producers. With a U.S. presidential election looming, production tax credits may be extended and finalized in the coming months. Even so, political uncertainty is likely to remain a risk to the company's U.S. business over the intermediate term. Based on our analysis, however, we believe these two companies still represent a value opportunity, and as patient investors, we continue to hold them in the Fund's portfolio.

Following our strategy during the 12 months under review, we initiated or added to several positions we believed were solid long-term investment opportunities. Specifically, we added to our holdings in the Netherlands' Royal Dutch Petroleum after it declined during the period largely as a result of its reserve reclassification woes. We also added to our holdings in Denmark's Vestas Wind Systems, the global leader in wind energy systems.

Several notable additions increased our U.K. weighting during the period. We initiated positions in a number of U.K.-listed stocks that lagged the recovery in global markets over the past 18 months. In particular, in June 2004 we began purchasing shares of British Sky Broadcasting Group, the U.K.'s most successful pay television



TOP 10 COUNTRIES
Based on Equity Securities
8/31/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  U.K.                          16.7%
--------------------------------------
  Japan                         13.1%
--------------------------------------
  Hong Kong                     10.1%
--------------------------------------
  South Korea                    5.5%
--------------------------------------
  Netherlands                    5.3%
--------------------------------------
  Germany                        4.9%
--------------------------------------
  Switzerland                    4.2%
--------------------------------------
  France                         3.4%
--------------------------------------
  Finland                        3.3%
--------------------------------------
  Canada                         2.9%
--------------------------------------

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
8/31/04

--------------------------------------
                           % OF TOTAL
                           NET ASSETS
--------------------------------------
  Oil & Gas                      9.1%
--------------------------------------
  Diversified Telecommunication
    Services                     6.3%
--------------------------------------
  Commercial Banks               5.9%
--------------------------------------
  Insurance                      5.8%
--------------------------------------
  Pharmaceuticals                5.7%
--------------------------------------
  Real Estate                    5.0%
--------------------------------------
  Electric Utilities             3.9%
--------------------------------------
  Household Durables             3.7%
--------------------------------------
  Paper & Forest Products        3.3%
--------------------------------------
  Industrial Conglomerates       3.1%
--------------------------------------

                                                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
8/31/04

------------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY NET ASSETS
------------------------------------------
  Cheung Kong Holdings Ltd.           3.0%
   REAL ESTATE, HONG KONG
------------------------------------------
  Hutchison Whampoa Ltd.              2.2%
   INDUSTRIAL CONGLOMERATES, HONG KONG
------------------------------------------
  Nippon Telegraph & Telephone Corp.  2.2%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, JAPAN
------------------------------------------
  Sony Corp.                          2.0%
   HOUSEHOLD DURABLES, JAPAN
------------------------------------------
  Royal Dutch Petroleum Co.           1.9%
   OIL & GAS, NETHERLANDS
------------------------------------------
  BP PLC, ord. & ADR                  1.9%
   OIL & GAS, U.K.
------------------------------------------
  Nintendo Co. Ltd.                   1.8%
   SOFTWARE, JAPAN
------------------------------------------
  GlaxoSmithKline PLC                 1.7%
   PHARMACEUTICALS, U.K.
------------------------------------------
  Sanofi-Aventis                      1.6%
   PHARMACEUTICALS, FRANCE
------------------------------------------
  BASF AG                             1.4%
   CHEMICALS, GERMANY
------------------------------------------

broadcaster. The company announced a major strategy shift in August 2004 entailing higher investment spending and lower short-term profitability with the aim of delivering higher long-term subscriber growth and, ultimately, greater value to its shareholders. Largely as a result, the stock price fell 19% in one day as many investors sold shares. We concluded the decline represented an opportunity to increase the Fund's exposure to what we considered a strong franchise at an attractive price. Although this investment had a negative impact on Fund returns in the year under review, we viewed it as illustrative of our investment philosophy -- to buy during times of investor pessimism.

Also in the U.K., we added to our shares of Vodafone Group, the world's largest mobile telecommunications operator in terms of revenues. We began purchasing shares in May 2004 at a price about 60% below its peak in March 2000. In 2000, market expectations for Vodafone were simply too ambitious. In 2004, by contrast, we believed expectations for the company were too low. We found Vodafone offered an excellent brand name, a strong balance sheet, and a solid management team, and the company generated a positive cash flow -- important considerations for our investment strategy. During the period, we were encouraged to find quality businesses such as British Sky Broadcasting and Vodafone available at prices we believed were attractive.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.





[PHOTO OMITTED]

/S/Jeffrey A. Everett, CFA

Portfolio Manager
Templeton Foreign Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 |  Annual Report

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A                                                  CHANGE           8/31/04          8/31/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.15            $10.75            $9.60
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1917
---------------------------------------------------------------------------------------------------------
  CLASS B                                                  CHANGE           8/31/04          8/31/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.11            $10.57            $9.46
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1344
---------------------------------------------------------------------------------------------------------
  CLASS C                                                  CHANGE           8/31/04          8/31/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.12            $10.59            $9.47
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1276
---------------------------------------------------------------------------------------------------------
  CLASS R                                                  CHANGE           8/31/04          8/31/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.12            $10.68            $9.56
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1803
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                            CHANGE           8/31/04          8/31/03
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$1.16            $10.75            $9.59
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2132




                                                               Annual Report | 7

PERFORMANCE


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              14.03%          18.97%            87.15%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           7.43%           2.32%             5.84%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,743         $11,213           $17,640
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                      9.17%           3.29%             6.27%
---------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              13.27%          14.70%            42.59%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                           9.27%           2.42%             6.33%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,927         $11,270           $14,159
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     10.86%           3.42%             6.67%
---------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              13.29%          14.64%            77.94%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          12.29%           2.77%             6.37%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,229         $11,464           $17,794
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     13.87%           3.76%             6.57%
---------------------------------------------------------------------------------------------------------
  CLASS R                                                                1-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                                              13.76%            19.04%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                                          12.76%             6.77%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                                         $11,276           $11,904
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                                     14.44%             7.50%
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              14.39%          20.51%            92.46%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          14.39%           3.80%             6.77%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,439         $12,051           $19,246
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/04) 4                     15.95%           4.78%             7.19%
---------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




8 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (9/1/94-8/31/04)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Templeton Foreign
Period             Fund - Class A         MSCI EAFE Index 6             CPI 6
9/1/94                $ 9,426                 $10,000                 $10,000
9/30/94               $ 9,275                 $ 9,687                 $10,027
10/31/94              $ 9,404                 $10,012                 $10,034
11/30/94              $ 9,064                 $ 9,533                 $10,047
12/31/94              $ 8,913                 $ 9,595                 $10,047
1/31/95               $ 8,762                 $ 9,229                 $10,087
2/28/95               $ 8,883                 $ 9,205                 $10,128
3/31/95               $ 8,954                 $ 9,781                 $10,161
4/30/95               $ 9,257                 $10,152                 $10,195
5/31/95               $ 9,469                 $10,033                 $10,215
6/30/95               $ 9,510                 $ 9,860                 $10,235
7/31/95               $ 9,944                 $10,477                 $10,235
8/31/95               $ 9,722                 $10,079                 $10,262
9/30/95               $ 9,884                 $10,279                 $10,282
10/31/95              $ 9,633                 $10,005                 $10,315
11/30/95              $ 9,739                 $10,286                 $10,309
12/31/95              $ 9,908                 $10,703                 $10,302
1/31/96               $10,231                 $10,750                 $10,362
2/29/96               $10,318                 $10,789                 $10,396
3/31/96               $10,372                 $11,021                 $10,450
4/30/96               $10,641                 $11,344                 $10,490
5/31/96               $10,749                 $11,138                 $10,510
6/30/96               $10,803                 $11,203                 $10,517
7/31/96               $10,512                 $10,879                 $10,537
8/31/96               $10,760                 $10,905                 $10,557
9/30/96               $10,879                 $11,198                 $10,591
10/31/96              $11,011                 $11,086                 $10,624
11/30/96              $11,425                 $11,530                 $10,644
12/31/96              $11,691                 $11,384                 $10,644
1/31/97               $11,849                 $10,988                 $10,678
2/28/97               $11,973                 $11,171                 $10,711
3/31/97               $12,097                 $11,214                 $10,738
4/30/97               $12,165                 $11,276                 $10,752
5/31/97               $12,571                 $12,013                 $10,745
6/30/97               $13,000                 $12,678                 $10,758
7/31/97               $13,361                 $12,886                 $10,772
8/31/97               $12,864                 $11,926                 $10,792
9/30/97               $13,587                 $12,597                 $10,819
10/31/97              $12,579                 $11,631                 $10,846
11/30/97              $12,445                 $11,515                 $10,839
12/31/97              $12,468                 $11,618                 $10,826
1/31/98               $12,518                 $12,153                 $10,846
2/28/98               $13,195                 $12,935                 $10,866
3/31/98               $13,809                 $13,336                 $10,886
4/30/98               $13,884                 $13,445                 $10,906
5/31/98               $13,308                 $13,383                 $10,926
6/30/98               $12,794                 $13,487                 $10,940
7/31/98               $12,644                 $13,627                 $10,953
8/31/98               $10,563                 $11,942                 $10,966
9/30/98               $10,589                 $11,579                 $10,980
10/31/98              $11,703                 $12,789                 $11,007
11/30/98              $12,099                 $13,447                 $11,007
12/31/98              $11,859                 $13,981                 $11,000
1/31/99               $11,661                 $13,943                 $11,027
2/28/99               $11,562                 $13,614                 $11,040
3/31/99               $12,594                 $14,185                 $11,074
4/30/99               $14,290                 $14,763                 $11,154
5/31/99               $13,640                 $14,006                 $11,154
6/30/99               $14,558                 $14,556                 $11,154
7/31/99               $14,714                 $14,991                 $11,188
8/31/99               $14,827                 $15,050                 $11,215
9/30/99               $14,488                 $15,204                 $11,268
10/31/99              $14,484                 $15,777                 $11,289
11/30/99              $15,198                 $16,329                 $11,295
12/31/99              $16,508                 $17,797                 $11,295
1/31/00               $15,287                 $16,670                 $11,329
2/29/00               $14,964                 $17,122                 $11,396
3/31/00               $15,582                 $17,789                 $11,490
4/30/00               $15,067                 $16,856                 $11,497
5/31/00               $15,111                 $16,447                 $11,510
6/30/00               $15,670                 $17,094                 $11,570
7/31/00               $15,493                 $16,381                 $11,597
8/31/00               $15,537                 $16,527                 $11,597
9/30/00               $15,052                 $15,725                 $11,658
10/31/00              $14,928                 $15,357                 $11,678
11/30/00              $15,004                 $14,784                 $11,685
12/31/00              $15,903                 $15,313                 $11,678
1/31/01               $16,057                 $15,306                 $11,752
2/28/01               $15,734                 $14,160                 $11,799
3/31/01               $14,626                 $13,222                 $11,826
4/30/01               $15,472                 $14,150                 $11,872
5/31/01               $15,457                 $13,661                 $11,926
6/30/01               $15,195                 $13,108                 $11,946
7/31/01               $14,965                 $12,870                 $11,913
8/31/01               $14,903                 $12,547                 $11,913
9/30/01               $13,150                 $11,279                 $11,966
10/31/01              $13,658                 $11,567                 $11,926
11/30/01              $14,352                 $11,994                 $11,906
12/31/01              $14,643                 $12,066                 $11,859
1/31/02               $14,295                 $11,426                 $11,886
2/28/02               $14,564                 $11,506                 $11,933
3/31/02               $15,324                 $12,135                 $12,000
4/30/02               $15,561                 $12,223                 $12,067
5/31/02               $15,878                 $12,388                 $12,067
6/30/02               $15,245                 $11,900                 $12,074
7/31/02               $14,042                 $10,726                 $12,087
8/31/02               $13,962                 $10,704                 $12,128
9/30/02               $12,744                 $ 9,557                 $12,148
10/31/02              $13,305                 $10,072                 $12,168
11/30/02              $13,931                 $10,530                 $12,168
12/31/02              $13,377                 $10,177                 $12,141
1/31/03               $13,055                 $ 9,753                 $12,195
2/28/03               $12,621                 $ 9,530                 $12,289
3/31/03               $12,138                 $ 9,350                 $12,362
4/30/03               $13,152                 $10,277                 $12,336
5/31/03               $13,941                 $10,909                 $12,315
6/30/03               $14,295                 $11,179                 $12,329
7/31/03               $14,875                 $11,451                 $12,342
8/31/03               $15,470                 $11,730                 $12,389
9/30/03               $15,615                 $12,094                 $12,430
10/31/03              $16,419                 $12,848                 $12,416
11/30/03              $16,566                 $13,136                 $12,383
12/31/03              $17,459                 $14,163                 $12,369
1/31/04               $17,886                 $14,364                 $12,430
2/29/04               $18,247                 $14,698                 $12,497
3/31/04               $18,165                 $14,786                 $12,577
4/30/04               $17,689                 $14,464                 $12,617
5/31/04               $17,640                 $14,527                 $12,691
6/30/04               $17,919                 $14,851                 $12,732
7/31/04               $17,509                 $14,371                 $12,711
8/31/04               $17,640                 $14,438                 $12,718

CLASS B (1/1/99-8/31/04)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Templeton Foreign
Period            Fund - Class B          MSCI EAFE Index 6             CPI 6
1/1/99                $10,000                 $10,000                 $10,000
1/31/99               $ 9,821                 $ 9,973                 $10,024
2/28/99               $ 9,738                 $ 9,737                 $10,037
3/31/99               $10,584                 $10,146                 $10,067
4/30/99               $12,014                 $10,560                 $10,140
5/31/99               $11,454                 $10,018                 $10,140
6/30/99               $12,217                 $10,411                 $10,140
7/31/99               $12,348                 $10,723                 $10,171
8/31/99               $12,431                 $10,764                 $10,195
9/30/99               $12,133                 $10,875                 $10,244
10/31/99              $12,136                 $11,285                 $10,262
11/30/99              $12,714                 $11,679                 $10,268
12/31/99              $13,808                 $12,730                 $10,268
1/31/00               $12,779                 $11,923                 $10,299
2/29/00               $12,506                 $12,246                 $10,360
3/31/00               $13,015                 $12,724                 $10,445
4/30/00               $12,581                 $12,056                 $10,451
5/31/00               $12,606                 $11,764                 $10,464
6/30/00               $13,064                 $12,227                 $10,519
7/31/00               $12,903                 $11,717                 $10,543
8/31/00               $12,928                 $11,821                 $10,543
9/30/00               $12,519                 $11,248                 $10,598
10/31/00              $12,403                 $10,984                 $10,616
11/30/00              $12,467                 $10,575                 $10,622
12/31/00              $13,203                 $10,953                 $10,616
1/31/01               $13,319                 $10,948                 $10,683
2/28/01               $13,048                 $10,128                 $10,726
3/31/01               $12,121                 $ 9,457                 $10,750
4/30/01               $12,817                 $10,121                 $10,793
5/31/01               $12,804                 $ 9,771                 $10,842
6/30/01               $12,572                 $ 9,375                 $10,860
7/31/01               $12,379                 $ 9,206                 $10,830
8/31/01               $12,314                 $ 8,974                 $10,830
9/30/01               $10,859                 $ 8,067                 $10,879
10/31/01              $11,268                 $ 8,274                 $10,842
11/30/01              $11,847                 $ 8,579                 $10,824
12/31/01              $12,075                 $ 8,630                 $10,781
1/31/02               $11,773                 $ 8,172                 $10,805
2/28/02               $11,983                 $ 8,230                 $10,848
3/31/02               $12,615                 $ 8,679                 $10,909
4/30/02               $12,787                 $ 8,742                 $10,970
5/31/02               $13,050                 $ 8,861                 $10,970
6/30/02               $12,523                 $ 8,512                 $10,976
7/31/02               $11,522                 $ 7,672                 $10,988
8/31/02               $11,443                 $ 7,656                 $11,025
9/30/02               $10,443                 $ 6,836                 $11,043
10/31/02              $10,903                 $ 7,204                 $11,062
11/30/02              $11,395                 $ 7,532                 $11,062
12/31/02              $10,951                 $ 7,279                 $11,037
1/31/03               $10,672                 $ 6,976                 $11,086
2/28/03               $10,313                 $ 6,816                 $11,171
3/31/03               $ 9,914                 $ 6,687                 $11,239
4/30/03               $10,739                 $ 7,351                 $11,214
5/31/03               $11,377                 $ 7,803                 $11,196
6/30/03               $11,657                 $ 7,996                 $11,208
7/31/03               $12,109                 $ 8,191                 $11,220
8/31/03               $12,588                 $ 8,390                 $11,263
9/30/03               $12,708                 $ 8,650                 $11,300
10/31/03              $13,339                 $ 9,190                 $11,287
11/30/03              $13,461                 $ 9,396                 $11,257
12/31/03              $14,178                 $10,130                 $11,245
1/31/04               $14,515                 $10,274                 $11,300
2/29/04               $14,799                 $10,513                 $11,361
3/31/04               $14,731                 $10,576                 $11,434
4/30/04               $14,326                 $10,346                 $11,470
5/31/04               $14,272                 $10,391                 $11,538
6/30/04               $14,502                 $10,623                 $11,574
7/31/04               $14,151                 $10,279                 $11,556
8/31/04               $14,159                 $10,327                 $11,562

                                                               Annual Report | 9

CLASS C (5/1/95-8/31/04)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Templeton Foreign
Period            Fund - Class C          MSCI EAFE Index               CPI
5/1/95                $10,000                 $10,000                 $10,000
5/31/95               $10,219                 $ 9,883                 $10,020
6/30/95               $10,262                 $ 9,713                 $10,039
7/31/95               $10,721                 $10,320                 $10,039
8/31/95               $10,481                 $ 9,929                 $10,066
9/30/95               $10,645                 $10,125                 $10,086
10/31/95              $10,362                 $ 9,856                 $10,118
11/30/95              $10,488                 $10,133                 $10,112
12/31/95              $10,655                 $10,543                 $10,105
1/31/96               $11,004                 $10,589                 $10,165
2/29/96               $11,086                 $10,628                 $10,197
3/31/96               $11,132                 $10,856                 $10,250
4/30/96               $11,424                 $11,174                 $10,290
5/31/96               $11,529                 $10,971                 $10,309
6/30/96               $11,575                 $11,036                 $10,316
7/31/96               $11,249                 $10,716                 $10,336
8/31/96               $11,505                 $10,742                 $10,355
9/30/96               $11,634                 $11,030                 $10,388
10/31/96              $11,768                 $10,920                 $10,421
11/30/96              $12,203                 $11,357                 $10,441
12/31/96              $12,474                 $11,214                 $10,441
1/31/97               $12,632                 $10,824                 $10,474
2/28/97               $12,765                 $11,004                 $10,507
3/31/97               $12,887                 $11,046                 $10,533
4/30/97               $12,959                 $11,108                 $10,546
5/31/97               $13,372                 $11,833                 $10,540
6/30/97               $13,821                 $12,488                 $10,553
7/31/97               $14,197                 $12,693                 $10,566
8/31/97               $13,651                 $11,748                 $10,586
9/30/97               $14,428                 $12,408                 $10,612
10/31/97              $13,349                 $11,457                 $10,639
11/30/97              $13,192                 $11,343                 $10,632
12/31/97              $13,209                 $11,445                 $10,619
1/31/98               $13,250                 $11,971                 $10,639
2/28/98               $13,960                 $12,742                 $10,658
3/31/98               $14,604                 $13,137                 $10,678
4/30/98               $14,685                 $13,244                 $10,698
5/31/98               $14,054                 $13,183                 $10,718
6/30/98               $13,504                 $13,285                 $10,731
7/31/98               $13,343                 $13,423                 $10,744
8/31/98               $11,131                 $11,763                 $10,757
9/30/98               $11,158                 $11,405                 $10,770
10/31/98              $12,315                 $12,598                 $10,797
11/30/98              $12,737                 $13,246                 $10,797
12/31/98              $12,481                 $13,772                 $10,790
1/31/99               $12,255                 $13,734                 $10,816
2/28/99               $12,149                 $13,410                 $10,829
3/31/99               $13,218                 $13,973                 $10,862
4/30/99               $14,995                 $14,543                 $10,941
5/31/99               $14,302                 $13,797                 $10,941
6/30/99               $15,251                 $14,338                 $10,941
7/31/99               $15,416                 $14,767                 $10,974
8/31/99               $15,522                 $14,825                 $11,001
9/30/99               $15,145                 $14,977                 $11,053
10/31/99              $15,150                 $15,541                 $11,073
11/30/99              $15,874                 $16,085                 $11,080
12/31/99              $17,235                 $17,531                 $11,080
1/31/00               $15,962                 $16,421                 $11,113
2/29/00               $15,605                 $16,866                 $11,178
3/31/00               $16,241                 $17,523                 $11,271
4/30/00               $15,698                 $16,604                 $11,277
5/31/00               $15,729                 $16,201                 $11,290
6/30/00               $16,304                 $16,839                 $11,350
7/31/00               $16,102                 $16,136                 $11,376
8/31/00               $16,133                 $16,280                 $11,376
9/30/00               $15,620                 $15,490                 $11,435
10/31/00              $15,475                 $15,127                 $11,455
11/30/00              $15,570                 $14,563                 $11,461
12/31/00              $16,473                 $15,084                 $11,455
1/31/01               $16,618                 $15,077                 $11,527
2/28/01               $16,279                 $13,948                 $11,573
3/31/01               $15,120                 $13,025                 $11,600
4/30/01               $15,990                 $13,938                 $11,646
5/31/01               $15,973                 $13,457                 $11,698
6/30/01               $15,684                 $12,912                 $11,718
7/31/01               $15,442                 $12,678                 $11,685
8/31/01               $15,378                 $12,359                 $11,685
9/30/01               $13,558                 $11,110                 $11,738
10/31/01              $14,069                 $11,394                 $11,698
11/30/01              $14,775                 $11,815                 $11,679
12/31/01              $15,059                 $11,886                 $11,633
1/31/02               $14,697                 $11,255                 $11,659
2/28/02               $14,960                 $11,335                 $11,705
3/31/02               $15,733                 $11,953                 $11,771
4/30/02               $15,963                 $12,040                 $11,837
5/31/02               $16,292                 $12,203                 $11,837
6/30/02               $15,634                 $11,722                 $11,843
7/31/02               $14,385                 $10,566                 $11,856
8/31/02               $14,286                 $10,544                 $11,896
9/30/02               $13,020                 $ 9,414                 $11,916
10/31/02              $13,593                 $ 9,921                 $11,935
11/30/02              $14,223                 $10,373                 $11,935
12/31/02              $13,667                 $10,025                 $11,909
1/31/03               $13,318                 $ 9,607                 $11,962
2/28/03               $12,870                 $ 9,387                 $12,054
3/31/03               $12,373                 $ 9,210                 $12,126
4/30/03               $13,401                 $10,123                 $12,100
5/31/03               $14,197                 $10,746                 $12,080
6/30/03               $14,546                 $11,012                 $12,093
7/31/03               $15,110                 $11,280                 $12,107
8/31/03               $15,707                 $11,554                 $12,153
9/30/03               $15,856                 $11,913                 $12,192
10/31/03              $16,649                 $12,656                 $12,179
11/30/03              $16,800                 $12,939                 $12,146
12/31/03              $17,693                 $13,951                 $12,133
1/31/04               $18,096                 $14,149                 $12,192
2/29/04               $18,466                 $14,478                 $12,258
3/31/04               $18,382                 $14,565                 $12,337
4/30/04               $17,878                 $14,248                 $12,377
5/31/04               $17,810                 $14,310                 $12,449
6/30/04               $18,096                 $14,629                 $12,488
7/31/04               $17,659                 $14,157                 $12,469
8/31/04               $17,794                 $14,222                 $12,475

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS C                     8/31/04
--------------------------------------
  1-Year                       12.29%
--------------------------------------
  5-Year                        2.77%
--------------------------------------
  Since Inception (5/1/95)      6.37%
--------------------------------------

CLASS R (1/1/02-8/31/04)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Templeton Foreign
Period           Fund - Class R            MSCI EAFE Index 6            CPI 6
1/1/02                $10,000                 $10,000                 $10,000
1/31/02               $ 9,710                 $ 9,469                 $10,023
2/28/02               $ 9,882                 $ 9,536                 $10,062
3/31/02               $10,409                 $10,057                 $10,119
4/30/02               $10,560                 $10,130                 $10,175
5/31/02               $10,774                 $10,267                 $10,175
6/30/02               $10,344                 $ 9,862                 $10,181
7/31/02               $ 9,527                 $ 8,889                 $10,192
8/31/02               $ 9,473                 $ 8,871                 $10,226
9/30/02               $ 8,635                 $ 7,921                 $10,243
10/31/02              $ 9,028                 $ 8,347                 $10,260
11/30/02              $ 9,443                 $ 8,727                 $10,260
12/31/02              $ 9,074                 $ 8,434                 $10,238
1/31/03               $ 8,844                 $ 8,083                 $10,283
2/28/03               $ 8,549                 $ 7,898                 $10,362
3/31/03               $ 8,220                 $ 7,749                 $10,424
4/30/03               $ 8,910                 $ 8,517                 $10,402
5/31/03               $ 9,446                 $ 9,041                 $10,385
6/30/03               $ 9,676                 $ 9,265                 $10,396
7/31/03               $10,060                 $ 9,491                 $10,407
8/31/03               $10,464                 $ 9,721                 $10,447
9/30/03               $10,563                 $10,023                 $10,481
10/31/03              $11,093                 $10,648                 $10,470
11/30/03              $11,204                 $10,887                 $10,441
12/31/03              $11,803                 $11,738                 $10,430
1/31/04               $12,082                 $11,904                 $10,481
2/29/04               $12,328                 $12,181                 $10,538
3/31/04               $12,271                 $12,255                 $10,606
4/30/04               $11,948                 $11,988                 $10,640
5/31/04               $11,904                 $12,040                 $10,702
6/30/04               $12,104                 $12,308                 $10,736
7/31/04               $11,815                 $11,911                 $10,719
8/31/04               $11,904                 $11,966                 $10,724


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS R                     8/31/04
--------------------------------------
  1-Year                       12.76%
--------------------------------------
  Since Inception (1/1/02)      6.77%
--------------------------------------

10 |  Annual Report

ADVISOR CLASS (9/1/94-8/31/04)5
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Templeton Foreign
Period           Fund - Advisor Class      MSCI EAFE Index 6            CPI 6
9/1/94                $10,000                 $10,000                 $10,000
9/30/94               $ 9,840                 $ 9,687                 $10,027
10/31/94              $ 9,977                 $10,012                 $10,034
11/30/94              $ 9,616                 $ 9,533                 $10,047
12/31/94              $ 9,457                 $ 9,595                 $10,047
1/31/95               $ 9,296                 $ 9,229                 $10,087
2/28/95               $ 9,424                 $ 9,205                 $10,128
3/31/95               $ 9,499                 $ 9,781                 $10,161
4/30/95               $ 9,821                 $10,152                 $10,195
5/31/95               $10,046                 $10,033                 $10,215
6/30/95               $10,089                 $ 9,860                 $10,235
7/31/95               $10,550                 $10,477                 $10,235
8/31/95               $10,314                 $10,079                 $10,262
9/30/95               $10,486                 $10,279                 $10,282
10/31/95              $10,220                 $10,005                 $10,315
11/30/95              $10,333                 $10,286                 $10,309
12/31/95              $10,511                 $10,703                 $10,302
1/31/96               $10,855                 $10,750                 $10,362
2/29/96               $10,946                 $10,789                 $10,396
3/31/96               $11,004                 $11,021                 $10,450
4/30/96               $11,290                 $11,344                 $10,490
5/31/96               $11,404                 $11,138                 $10,510
6/30/96               $11,462                 $11,203                 $10,517
7/31/96               $11,153                 $10,879                 $10,537
8/31/96               $11,416                 $10,905                 $10,557
9/30/96               $11,542                 $11,198                 $10,591
10/31/96              $11,682                 $11,086                 $10,624
11/30/96              $12,121                 $11,530                 $10,644
12/31/96              $12,403                 $11,384                 $10,644
1/31/97               $12,693                 $10,988                 $10,678
2/28/97               $12,838                 $11,171                 $10,711
3/31/97               $12,971                 $11,214                 $10,738
4/30/97               $13,056                 $11,276                 $10,752
5/31/97               $13,491                 $12,013                 $10,745
6/30/97               $13,950                 $12,678                 $10,758
7/31/97               $14,349                 $12,886                 $10,772
8/31/97               $13,805                 $11,926                 $10,792
9/30/97               $14,591                 $12,597                 $10,819
10/31/97              $13,507                 $11,631                 $10,846
11/30/97              $13,376                 $11,515                 $10,839
12/31/97              $13,399                 $11,618                 $10,826
1/31/98               $13,454                 $12,153                 $10,846
2/28/98               $14,180                 $12,935                 $10,866
3/31/98               $14,852                 $13,336                 $10,886
4/30/98               $14,933                 $13,445                 $10,906
5/31/98               $14,314                 $13,383                 $10,926
6/30/98               $13,749                 $13,487                 $10,940
7/31/98               $13,588                 $13,627                 $10,953
8/31/98               $11,354                 $11,942                 $10,966
9/30/98               $11,382                 $11,579                 $10,980
10/31/98              $12,578                 $12,789                 $11,007
11/30/98              $13,019                 $13,447                 $11,007
12/31/98              $12,761                 $13,981                 $11,000
1/31/99               $12,548                 $13,943                 $11,027
2/28/99               $12,456                 $13,614                 $11,040
3/31/99               $13,551                 $14,185                 $11,074
4/30/99               $15,392                 $14,763                 $11,154
5/31/99               $14,692                 $14,006                 $11,154
6/30/99               $15,681                 $14,556                 $11,154
7/31/99               $15,848                 $14,991                 $11,188
8/31/99               $15,970                 $15,050                 $11,215
9/30/99               $15,604                 $15,204                 $11,268
10/31/99              $15,607                 $15,777                 $11,289
11/30/99              $16,378                 $16,329                 $11,295
12/31/99              $17,805                 $17,797                 $11,295
1/31/00               $16,488                 $16,670                 $11,329
2/29/00               $16,138                 $17,122                 $11,396
3/31/00               $16,821                 $17,789                 $11,490
4/30/00               $16,265                 $16,856                 $11,497
5/31/00               $16,313                 $16,447                 $11,510
6/30/00               $16,916                 $17,094                 $11,570
7/31/00               $16,726                 $16,381                 $11,597
8/31/00               $16,774                 $16,527                 $11,597
9/30/00               $16,249                 $15,725                 $11,658
10/31/00              $16,115                 $15,357                 $11,678
11/30/00              $16,213                 $14,784                 $11,685
12/31/00              $17,183                 $15,313                 $11,678
1/31/01               $17,350                 $15,306                 $11,752
2/28/01               $17,017                 $14,160                 $11,799
3/31/01               $15,818                 $13,222                 $11,826
4/30/01               $16,734                 $14,150                 $11,872
5/31/01               $16,734                 $13,661                 $11,926
6/30/01               $16,450                 $13,108                 $11,946
7/31/01               $16,201                 $12,870                 $11,913
8/31/01               $16,134                 $12,547                 $11,913
9/30/01               $14,253                 $11,279                 $11,966
10/31/01              $14,782                 $11,567                 $11,926
11/30/01              $15,552                 $11,994                 $11,906
12/31/01              $15,864                 $12,066                 $11,859
1/31/02               $15,485                 $11,426                 $11,886
2/28/02               $15,778                 $11,506                 $11,933
3/31/02               $16,620                 $12,135                 $12,000
4/30/02               $16,860                 $12,223                 $12,067
5/31/02               $17,221                 $12,388                 $12,067
6/30/02               $16,534                 $11,900                 $12,074
7/31/02               $15,228                 $10,726                 $12,087
8/31/02               $15,142                 $10,704                 $12,128
9/30/02               $13,818                 $ 9,557                 $12,148
10/31/02              $14,438                 $10,072                 $12,168
11/30/02              $15,119                 $10,530                 $12,168
12/31/02              $14,528                 $10,177                 $12,141
1/31/03               $14,178                 $ 9,753                 $12,195
2/28/03               $13,722                 $ 9,530                 $12,289
3/31/03               $13,179                 $ 9,350                 $12,362
4/30/03               $14,301                 $10,277                 $12,336
5/31/03               $15,159                 $10,909                 $12,315
6/30/03               $15,545                 $11,179                 $12,329
7/31/03               $16,176                 $11,451                 $12,342
8/31/03               $16,824                 $11,730                 $12,389
9/30/03               $16,999                 $12,094                 $12,430
10/31/03              $17,863                 $12,848                 $12,416
11/30/03              $18,024                 $13,136                 $12,383
12/31/03              $19,012                 $14,163                 $12,369
1/31/04               $19,459                 $14,364                 $12,430
2/29/04               $19,871                 $14,698                 $12,497
3/31/04               $19,782                 $14,786                 $12,577
4/30/04               $19,262                 $14,464                 $12,617
5/31/04               $19,209                 $14,527                 $12,691
6/30/04               $19,531                 $14,851                 $12,732
7/31/04               $19,084                 $14,371                 $12,711
8/31/04               $19,246                 $14,438                 $12,718

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  ADVISOR CLASS 5             8/31/04
--------------------------------------
  1-Year                       14.39%
--------------------------------------
  5-Year                        3.80%
--------------------------------------
  10-Year                       6.77%
--------------------------------------


ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:        These shares have higher annual fees and expenses than Class
                A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 55.17% and 5.90%.
6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada.



                                                              Annual Report | 11

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.






12 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                   VALUE 2/29/04        VALUE 8/31/04    PERIOD* 2/29/04-8/31/04
--------------------------------------------------------------------------------------------------------------------------
  Actual                                           $1,000              $966.70                $6.28
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,018.75                $6.44
--------------------------------------------------------------------------------------------------------------------------
  CLASS B
--------------------------------------------------------------------------------------------------------------------------
  Actual                                           $1,000              $963.50                $9.97
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,014.98               $10.23
--------------------------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------------------------
  Actual                                           $1,000              $963.60                $9.97
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,014.98               $10.23
--------------------------------------------------------------------------------------------------------------------------
  CLASS R
--------------------------------------------------------------------------------------------------------------------------
  Actual                                           $1,000              $965.60                $7.51
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,017.50                $7.71
--------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
  Actual                                           $1,000              $968.50                $5.05
--------------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000            $1,020.01                $5.18
--------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.27%; B: 2.02%; C: 2.02%; R: 1.52%; and Advisor:
1.02%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.




                                                              Annual Report | 13

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS


                                                             ----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
CLASS A                                                              2004         2003         2002         2001         2000
                                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................       $9.60        $8.82        $9.69       $10.56       $10.49
                                                             ----------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................................         .17          .15          .15          .26          .23

 Net realized and unrealized gains (losses) .................        1.17          .77         (.77)        (.69)         .25
                                                             ----------------------------------------------------------------

Total from investment operations ............................        1.34          .92         (.62)        (.43)         .48
                                                             ----------------------------------------------------------------
Less distributions from:

 Net investment income ......................................        (.19)        (.14)        (.25)        (.23)        (.32)

 Net realized gains .........................................          --           --           --         (.21)        (.09)
                                                             ----------------------------------------------------------------

Total distributions .........................................        (.19)        (.14)        (.25)        (.44)        (.41)
                                                             ----------------------------------------------------------------
Redemption fees .............................................          -- c         -- c         --           --           --
                                                             ----------------------------------------------------------------
Net asset value, end of year ................................      $10.75        $9.60        $8.82        $9.69       $10.56
                                                             ================================================================


Total return b ..............................................      14.03%       10.80%       (6.31)%      (4.08)%       4.79%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................. $13,067,977   $9,896,279   $8,325,977   $9,165,696  $11,489,339

Ratios to average net assets

 Expenses ...................................................       1.23%        1.22%        1.16%        1.18%        1.15%

 Net investment income ......................................       1.58%        1.79%        1.63%        2.54%        2.14%

Portfolio turnover rate .....................................      25.32%       33.36%       34.15%       21.38%       44.77%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $.001 per share.




14 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                             ----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
CLASS B                                                              2004         2003         2002         2001         2000
                                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $9.46        $8.69        $9.56       $10.43       $10.43
                                                             ----------------------------------------------------------------

Income from investment operations:

 Net investment income a ...................................          .09          .07          .08          .18          .16

 Net realized and unrealized gains (losses) ................         1.15          .79         (.76)        (.67)         .23
                                                             ----------------------------------------------------------------

Total from investment operations ...........................         1.24          .86         (.68)        (.49)         .39
                                                             ----------------------------------------------------------------
Less distributions from:

 Net investment income .....................................         (.13)        (.09)        (.19)        (.17)        (.30)

 Net realized gains ........................................           --           --           --         (.21)        (.09)
                                                             ----------------------------------------------------------------

Total distributions ........................................         (.13)        (.09)        (.19)        (.38)        (.39)
                                                             ----------------------------------------------------------------
Redemption fees ............................................           -- c         -- c         --           --           --
                                                             ----------------------------------------------------------------
Net asset value, end of year ...............................       $10.57        $9.46        $8.69       $ 9.56       $10.43
                                                             ================================================================

Total return b .............................................       13.27%       10.00%      (7.07)%      (4.75)%        3.99%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................     $195,116     $138,026      $87,135      $64,360      $53,313

Ratios to average net assets:

 Expenses ..................................................        1.98%        1.97%        1.91%        1.93%        1.90%

 Net investment income .....................................         .83%        1.04%         .88%        1.83%        1.54%

Portfolio turnover rate ....................................       25.32%       33.36%       34.15%       21.38%       44.77%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $.001 per share.





                         Annual Report | See notes to financial statements. | 15

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             ----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
CLASS C                                                              2004         2003         2002         2001         2000
                                                             ----------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $9.47        $8.69        $9.55       $10.39       $10.31
                                                             ----------------------------------------------------------------

Income from investment operations:

 Net investment income a ...................................          .09          .08          .08          .18          .14

 Net realized and unrealized gains (losses) ................         1.16          .77         (.76)        (.66)         .25
                                                             ----------------------------------------------------------------
Total from investment operations ...........................         1.25          .85         (.68)        (.48)         .39
                                                             ----------------------------------------------------------------
Less distributions from:

 Net investment income .....................................         (.13)        (.07)        (.18)        (.15)        (.22)

 Net realized gains ........................................           --           --           --         (.21)        (.09)
                                                             ----------------------------------------------------------------

Total distributions ........................................         (.13)        (.07)       (.18)         (.36)        (.31)
                                                             ----------------------------------------------------------------
Redemption fees ............................................           -- c         -- c         --           --           --
                                                             ----------------------------------------------------------------
Net asset value, end of year ...............................       $10.59        $9.47        $8.69       $ 9.55       $10.39
                                                             ================================================================


Total return b .............................................       13.29%        9.94%      (7.10)%     (4.68)%       3.94%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $1,188,885     $900,811     $793,143     $899,275   $1,127,869

Ratios to average net assets:

 Expenses ..................................................        1.98%        1.97%        1.91%        1.92%        1.90%

 Net investment income .....................................         .83%        1.04%         .88%        1.80%        1.39%

Portfolio turnover rate ....................................       25.32%       33.36%       34.15%       21.38%       44.77%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $.001 per share.




16 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

                                                                                      ---------------------------------------
                                                                                                    YEAR ENDED AUGUST 31,
CLASS R                                                                                        2004         2003         2002 D
                                                                                      ---------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................................                $9.56        $8.81        $9.30
                                                                                      ---------------------------------------
Income from investment operations:

 Net investment income a .....................................................                  .15          .14          .14

 Net realized and unrealized gains (losses) ..................................                 1.15          .76         (.63)
                                                                                      ---------------------------------------
Total from investment operations .............................................                 1.30          .90         (.49)
                                                                                      ---------------------------------------
Less distributions from net investment income ................................                 (.18)        (.15)          --
                                                                                      ---------------------------------------
Redemption fees ..............................................................                   -- c         -- c         --
                                                                                      ---------------------------------------
Net asset value, end of year .................................................               $10.68        $9.56        $8.81
                                                                                      ---------------------------------------

Total return b ...............................................................               13.76%       10.46%      (5.27)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................................             $114,301     $55,346      $5,641

Ratios to average net assets:

 Expenses ....................................................................                1.48%       1.47%       1.41% e

 Net investment income .......................................................                1.33%       1.54%       1.38% e

Portfolio turnover rate ......................................................               25.32%      33.36%      34.15%




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $.001 per share.
d For the period January 2, 2002 (effective date) to August 31, 2002.
e Annualized.




                         Annual Report | See notes to financial statements. | 17

Templeton Foreign Fund

                                                            -----------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                        2004         2003         2002         2001         2000
                                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $9.59        $8.81        $9.69       $10.56       $10.50
                                                            -----------------------------------------------------------------

Income from investment operations:

 Net investment income a ...................................          .20          .17          .17          .28          .26

 Net realized and unrealized gains (losses) ................         1.17          .77         (.77)        (.68)         .24
                                                            -----------------------------------------------------------------

Total from investment operations ...........................         1.37          .94         (.60)        (.40)         .50
                                                            -----------------------------------------------------------------
Less distributions from:

 Net investment income .....................................         (.21)        (.16)        (.28)        (.26)        (.35)

 Net realized gains ........................................           --           --           --         (.21)        (.09)
                                                            -----------------------------------------------------------------

Total distributions ........................................         (.21)        (.16)        (.28)        (.47)        (.44)
                                                            -----------------------------------------------------------------
Redemption fees ............................................           -- c         -- c         --           --           --
                                                            -----------------------------------------------------------------
Net asset value, end of year ...............................       $10.75        $9.59        $8.81        $9.69       $10.56
                                                            =================================================================


Total return b .............................................       14.39%       11.11%      (6.15)%      (3.81)%        5.03%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................     $762,207     $421,725     $297,866     $102,846     $117,129

Ratios to average net assets:

 Expenses ..................................................         .98%         .97%         .91%         .93%         .90%

 Net investment income .....................................        1.83%        2.04%        1.88%        2.78%        2.45%

Portfolio turnover rate ....................................       25.32%       33.36%       34.15%       21.38%       44.77%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Amount is less than $.001 per share.




18 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004



---------------------------------------------------------------------------------------------------------------------------
                                                        INDUSTRY                           SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 87.6%
   ARGENTINA
a  Inversiones y Representacion SA .....               Real Estate                               4        $              3
a  Inversiones y Representacion SA, GDR                Real Estate                         203,252               1,447,157
a  Petrobras Energia Participaciones SA,
    B, ADR .............................                Oil & Gas                          208,455               1,961,562
                                                                                                          -----------------
                                                                                                                 3,408,722
                                                                                                          -----------------

   AUSTRALIA 1.8%
   Alumina Ltd. ........................             Metals & Mining                    20,362,180              78,076,616
   AMP Ltd. ............................                Insurance                        8,836,315              38,998,516
   APN News & Media Ltd. ...............                  Media                          2,198,745               6,986,896
   BHP Billiton Ltd. ...................             Metals & Mining                       109,158               1,022,283
   Brambles Industries Ltd. ............     Commercial Services & Supplies              1,267,188               6,040,066
   John Fairfax Holdings Ltd. ..........                  Media                         16,566,962              44,689,255
   National Australia Bank Ltd. ........            Commercial Banks                     1,754,402              33,015,905
   Qantas Airways Ltd. .................                Airlines                        27,018,833              65,060,567
   Qantas Airways Ltd., 144A ...........                Airlines                         1,416,432               3,410,727
   Woodside Petroleum Ltd. .............                Oil & Gas                           38,500                 490,449
                                                                                                          -----------------
                                                                                                               277,791,280
                                                                                                          -----------------

   BERMUDA 2.2%
   ACE Ltd. ............................                Insurance                        4,999,525             192,731,688
   XL Capital Ltd., A ..................                Insurance                        2,110,174             148,134,215
                                                                                                          -----------------
                                                                                                               340,865,903
                                                                                                          -----------------

   BRAZIL
   Banco Itau Holdings Financeira
    SA, ADR ............................            Commercial Banks                        12,331                 621,482
   Embraer-Empresa Brasileira
    de Aeronautica SA, ADR .............           Aerospace & Defense                     150,000               3,982,500
                                                                                                          -----------------
                                                                                                                 4,603,982
                                                                                                          -----------------

   CANADA 2.9%
   Barrick Gold Corp. ..................             Metals & Mining                     5,193,770             103,670,424
   BCE Inc. ............................ Diversified Telecommunication Services          9,124,896             189,409,461
a  Celestica Inc. ......................   Electronic Equipment & Instruments               18,710                 267,245
   Husky Energy Inc. ...................                Oil & Gas                           32,730                 695,041
   TransCanada Corp. ...................                Oil & Gas                        6,991,467             145,867,811
                                                                                                          -----------------
                                                                                                               439,909,982
                                                                                                          -----------------
   CHINA 1.3%
   China Mobile (Hong Kong)
    Ltd. ...............................   Wireless Telecommunication Services          24,476,749              71,390,976
   China Telecom Corp.
    Ltd., 144A, ........................ Diversified Telecommunication Services         66,360,000              21,269,367
   China Telecom Corp.
    Ltd., H ............................ Diversified Telecommunication Services         33,944,000              10,879,557
   Guangdong Electric Power
    Development Co Ltd., B .............           Electric Utilities                      757,704                 436,168
   PetroChina Co. Ltd., H ..............                Oil & Gas                      184,502,691              92,843,295
                                                                                                          -----------------
                                                                                                               196,819,363
                                                                                                          -----------------
   DENMARK .7%
a  Vestas Wind Systems AS ..............          Electrical Equipment                   6,716,151              87,237,704
a  Vestas Wind Systems AS, 144A ........          Electrical Equipment                   1,727,650              22,440,862
                                                                                                          -----------------
                                                                                                               109,678,566
                                                                                                          -----------------





                                                              Annual Report | 19

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FINLAND 3.3%
   M-real OY, B ........................         Paper & Forest Products                 2,834,000        $     19,493,996
   Metso OYJ ...........................                Machinery                        5,551,822              71,519,752
   Sampo OYJ, 144A .....................                Insurance                        2,609,700              25,784,917
   Sampo OYJ, A ........................                Insurance                        4,031,280              39,830,716
   Stora Enso OY, R ....................         Paper & Forest Products                 2,309,631              30,847,850
   Stora Enso OYJ, R (EUR/FIM Traded) ..         Paper & Forest Products                 9,072,760             121,177,425
   Stora Enso OYJ, R (SEK Traded) ......         Paper & Forest Products                    44,900                 597,647
   UPM-Kymmene Corp. ...................         Paper & Forest Products                10,428,058             198,970,044
                                                                                                          -----------------

                                                                                                               508,222,347
                                                                                                          -----------------

   FRANCE 3.4%
   Accor SA ............................      Hotels Restaurants & Leisure                   5,610                 236,579
   AXA SA ..............................                Insurance                           11,602                 236,738
   Michelin SA, B ......................             Auto Components                        13,440                 710,025
a  Sanofi-aventis ......................             Pharmaceuticals                     3,414,183             242,317,203
   Societe BIC SA ......................     Commercial Services & Supplies                818,992              34,925,902
   Suez SA .............................   Multi-Utilities & Unregulated Power           6,378,510             123,486,539
   Total SA, B .........................                Oil & Gas                            5,047                 981,995
   Valeo SA ............................             Auto Components                     2,139,209              84,103,120
   Vinci SA ............................       Construction & Engineering                  332,507              35,499,903
                                                                                                          -----------------

                                                                                                               522,498,004
                                                                                                          -----------------

   GERMANY 4.2%
   BASF AG .............................                Chemicals                        4,064,546             219,864,059
   Bayer AG, Br. .......................                Chemicals                        3,008,633              76,967,241
   Celesio AG ..........................    Health Care Providers & Services               776,204              51,222,446
   Deutsche Post AG ....................         Air Freight & Logistics                 3,206,707              63,717,928
   E. ON AG ............................           Electric Utilities                    2,251,350             159,786,641
   Merck KGAA ..........................             Pharmaceuticals                        15,780                 829,426
   Muenchener Rueckversicherungs-
    Gesellschaft .......................                Insurance                          274,551              25,958,957
   Muenchener Rueckversicherungs-
    Gesellschaft, 144A .................                Insurance                           49,001               4,633,073
   Volkswagen AG .......................               Automobiles                         814,667              31,385,134
a  WCM Beteiligungs &
     Grundbesitz AG ....................     Diversified Financial Services              5,236,162               6,363,524
                                                                                                          -----------------

                                                                                                               640,728,429
                                                                                                          -----------------

   HONG KONG 10.1%
   Asia Satellite Telecommunications
     Holdings Ltd. ..................... Diversified Telecommunication Services            210,500                 376,473
   Cheung Kong Holdings Ltd. ...........               Real Estate                      52,798,058             455,216,944
   CLP Holdings Ltd. ...................           Electric Utilities                   35,126,499             203,104,521
   CNOOC Ltd. ..........................                Oil & Gas                       37,526,025              17,560,368
   Giordano International Ltd. .........            Specialty Retail                     1,124,000                 630,453
   Hang Lung Group Ltd. ................               Real Estate                      31,507,783              48,473,823
   Hang Lung Properties Ltd. ...........               Real Estate                         339,500                 494,019
   Hong Kong Electric Holdings Ltd. ....           Electric Utilities                   27,682,304             123,506,456
   Hung Hing Printing Group Ltd. .......         Containers & Packaging                    848,000                 641,440
   Hutchison Whampoa Ltd. ..............        Industrial Conglomerates                42,409,724             333,027,211


20 |  Annual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   HONG KONG (CONT.)
   Lerado Group Holdings Co. Ltd. ......           Household Durables                    2,326,000        $        402,579
   MTR Corp. Ltd. ......................               Road & Rail                      37,749,164              57,834,026
   SCMP Group Ltd. .....................                  Media                         76,329,780              28,868,499
   Shangri-La Asia Ltd. ................      Hotels Restaurants & Leisure              58,750,670              54,608,345
   Swire Pacific Ltd., A ...............               Real Estate                      24,142,522             171,010,627
   Yue Yuen Industrial Holdings Ltd. ...     Textiles Apparel & Luxury Goods            20,934,910              50,458,824
                                                                                                          -----------------
                                                                                                             1,546,214,608
                                                                                                          -----------------

   INDIA 2.3%
   Gail (India) Ltd. ...................              Gas Utilities                     12,478,500              49,717,446
   Gail India Ltd., GDR, 144A ..........              Gas Utilities                         33,440                 794,534
   Housing Development
    Finance Corp. Ltd. .................       Thrifts & Mortgage Finance                3,639,242              43,695,247
a  ICICI Bank Ltd. .....................            Commercial Banks                    11,341,987              65,942,354
b  Satyam Computers Services Ltd. ......               IT Services                      18,631,754             136,506,895
   Tata Motors Ltd. ....................               Automobiles                       5,815,200              48,998,503
                                                                                                          -----------------
                                                                                                               345,654,979
                                                                                                          -----------------
   ISRAEL .3%
a  Check Point Software
    Technologies Ltd. ..................                Software                         3,063,738              53,737,964
                                                                                                          -----------------

   ITALY .7%
   Eni SpA .............................                Oil & Gas                        4,940,070             100,921,901
                                                                                                          -----------------

   JAPAN 13.1%
   Acom Co. Ltd. .......................            Consumer Finance                     2,117,770             139,132,732
   Denso Corp. .........................             Auto Components                        34,500                 847,214
   East Japan Railway Co. ..............               Road & Rail                          17,440              97,573,101
   Fanuc Ltd. ..........................                Machinery                            9,500                 505,536
   Hitachi Ltd. ........................   Electronic Equipment & Instruments           31,131,200             195,163,931
   Japan Airport Terminal
    Co. Ltd. ...........................      Transportation Infrastructure                 91,000                 894,701
   KAO Corp. ...........................           Household Products                       39,000                 955,943
   Kurita Water Industries Ltd. ........                Machinery                           19,600                 264,143
   Makita Corp. ........................           Household Durables                    3,952,700              58,167,666
   Matsushita Electric Industrial
    Co. Ltd. ...........................           Household Durables                       31,000                 415,518
   Meitec Corp. ........................     Commercial Services & Supplies                 17,000                 611,873
   NEC Corp. ...........................         Computers & Peripherals                11,880,000              75,883,913
   Nintendo Co. Ltd. ...................                Software                         2,595,800             279,105,563
   Nippon Telegraph &
    Telephone Corp. .................... Diversified Telecommunication Services             76,976             332,467,302
   Nomura Holdings Inc. ................             Capital Markets                    11,834,480             162,616,938
   Ono Pharmaceutical Co. Ltd. .........             Pharmaceuticals                     1,717,000              76,349,355
   Pioneer Corp. .......................           Household Durables                       45,000                 984,100
   Shinsei Bank Ltd. ...................            Commercial Banks                    11,145,000              66,822,270
   Shinsei Bank Ltd., 144A .............            Commercial Banks                     1,953,000              11,709,636
   Sompo Japan Insurance Inc. ..........                Insurance                       13,537,000             126,309,973
   Sony Corp. ..........................           Household Durables                    8,718,800             300,305,836
   Takeda Pharmaceutical Co. Ltd. ......             Pharmaceuticals                     1,964,700              88,437,906
                                                                                                          -----------------
                                                                                                             2,015,525,150
                                                                                                          -----------------



                                                              Annual Report | 21

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   MEXICO 2.1%
   Cemex SA ............................         Construction Materials                  4,267,064        $     24,203,328
   Cemex SA, ADR .......................         Construction Materials                  2,617,431              74,073,297
   Grupo Aeroportuario del
    Sureste SA de CV, ADR ..............      Transportation Infrastructure                 29,060                 616,072
   Grupo Continental SA ................                Beverages                          203,148                 311,177
   Kimberly Clark de Mexico SA
    de CV, A ...........................           Household Products                      158,795                 436,545
   Telefonos de Mexico SA de CV
    (Telmex), L, ADR ................... Diversified Telecommunication Services          6,623,283             214,528,136
   Wal-Mart de Mexico SA de CV,
    V, ADR .............................        Food & Staples Retailing                    19,751                 628,847
                                                                                                          -----------------
                                                                                                               314,797,402
                                                                                                          -----------------

   NETHERLANDS 5.3%
   Akzo Nobel NV .......................                Chemicals                        3,068,284             103,103,948
   IHC Caland NV .......................       Energy Equipment & Services                   9,021                 433,048
   ING Groep NV ........................     Diversified Financial Services              3,108,358              75,740,822
   Koninklijke Philips
    Electronics NV .....................           Household Durables                    5,209,072             119,901,589
   Reed Elsevier NV ....................                  Media                          5,422,500              69,392,501
   Rodamco Europe NV ...................     Diversified Financial Services              2,249,350             145,293,074
   Royal Dutch Petroleum Co. ...........                Oil & Gas                        5,875,200             296,030,567
                                                                                                          -----------------
                                                                                                               809,895,549
                                                                                                          -----------------

   NEW ZEALAND
   Telecom Corp. of New
    Zealand Ltd. ....................... Diversified Telecommunication Services            678,891               2,548,002
                                                                                                          -----------------

   NORWAY .7%
   Norsk Hydro ASA .....................                Oil & Gas                        1,242,030              77,309,994
   Norske Skogindustrier ASA, A ........         Paper & Forest Products                 2,174,800              36,203,642
                                                                                                          -----------------
                                                                                                               113,513,636
                                                                                                          -----------------

   PHILIPPINES .3%
   Ayala Land Inc. .....................               Real Estate                     105,116,880               9,917,570
a  Philippine Long Distance
    Telephone Co. ...................... Diversified Telecommunication Services          1,530,100              34,456,190
a  Philippine Long Distance
    Telephone Co., ADR ................. Diversified Telecommunication Services             12,530                 284,055
                                                                                                          -----------------

                                                                                                                44,657,815
                                                                                                          -----------------

   PORTUGAL
   Portugal Telecom SGPS SA ............ Diversified Telecommunication Services             61,840                 629,042
                                                                                                          -----------------

   SINGAPORE .6%
   DBS Group Holdings Ltd. .............            Commercial Banks                     4,936,740              44,972,492
   Singapore Airlines Ltd. .............                Airlines                         6,165,985              39,967,552
   United Overseas Bank Ltd. ...........            Commercial Banks                        96,000                 745,598
   Want Want Holdings Ltd. .............              Food Products                        280,000                 280,000
                                                                                                          -----------------

                                                                                                                85,965,642
                                                                                                          -----------------

   SOUTH AFRICA .5%
   Old Mutual PLC ......................                Insurance                       37,041,700              70,634,313
                                                                                                          -----------------



22 |  Annual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   SOUTH KOREA 5.1%
   Hana Bank ...........................            Commercial Banks                     7,192,900        $    161,424,200
a  Kookmin Bank ........................            Commercial Banks                     4,192,950             133,958,901
a  Kookmin Bank, ADR ...................            Commercial Banks                        16,614                 530,817
   KT Corp., ADR ....................... Diversified Telecommunication Services          5,002,000              87,635,040
   POSCO ...............................             Metals & Mining                       511,500              73,493,294
   Samsung Electronics
    Co. Ltd. ...........................Semiconductors & Semiconductor Equipment           343,974             134,680,969
   Samsung Electronics Co. Ltd.,
    GDR, Reg S .........................Semiconductors & Semiconductor Equipment             4,500                 871,875
   Shinhan Financial Group Co. Ltd. ....            Commercial Banks                     7,605,410             128,754,174
   SK Telecom Co. Ltd., ADR ............   Wireless Telecommunication Services           3,383,026              63,939,191
                                                                                                          -----------------

                                                                                                               785,288,461
                                                                                                          -----------------

   SPAIN 2.1%
   Iberdrola SA, Br. ...................           Electric Utilities                    5,754,512             117,420,466
   Repsol YPF SA .......................                Oil & Gas                       10,015,423             206,920,168
   Telefonica SA, ADR .................. Diversified Telecommunication Services              7,612                 326,689
                                                                                                          -----------------

                                                                                                               324,667,323
                                                                                                          -----------------

   SWEDEN 2.6%
   Atlas Copco AB, A ...................                Machinery                        1,020,560              36,134,192
b  Holmen Aktiebolag AB, B .............         Paper & Forest Products                 3,653,879             104,322,895
   Nordea Bank  AB .....................            Commercial Banks                     7,106,560              54,390,800
   Nordea Bank AB, FDR .................            Commercial Banks                       132,030               1,009,271
   Sandvik AB ..........................                Machinery                        4,240,109             144,764,663
   Securitas AB, B .....................     Commercial Services & Supplies              4,472,010              55,507,258
                                                                                                          -----------------

                                                                                                               396,129,079
                                                                                                          -----------------

   SWITZERLAND 4.2%
   Adecco SA ...........................     Commercial Services & Supplies                  4,440                 205,535
   Nestle SA ...........................              Food Products                        644,393             152,198,812
   Novartis AG .........................             Pharmaceuticals                     3,851,548             177,838,520
   Swiss Reinsurance Co. ...............                Insurance                        3,791,142             214,364,482
   UBS AG ..............................             Capital Markets                     1,380,539              92,431,498
                                                                                                          -----------------

                                                                                                               637,038,847
                                                                                                          -----------------

   TAIWAN 1.1%
a  Ase Test Ltd. .......................Semiconductors & Semiconductor Equipment            27,120                 129,362
   Chunghwa Telecom Co.
    Ltd., ADR .......................... Diversified Telecommunication Services          3,917,400              66,830,844
   Compal Electronics Inc. .............         Computers & Peripherals                50,871,346              48,121,544
   Taiwan Semiconductor
    Manufacturing Co. ..................Semiconductors & Semiconductor Equipment        42,089,103              58,113,626
a  United Microelectronics
    Corp., ADR .........................Semiconductors & Semiconductor Equipment             5,632                  21,402
                                                                                                          -----------------

                                                                                                               173,216,778
                                                                                                          -----------------

   THAILAND
a  Bangkok Bank Public Co. Ltd., fgn. ..     Commercial Banks                              126,400                 300,447
                                                                                                          -----------------

   UNITED KINGDOM 16.7%
   Abbey National PLC ..................            Commercial Banks                     7,215,223              77,619,331
   Amvescap PLC ........................             Capital Markets                    22,319,686             116,440,760
   BAE Systems PLC .....................           Aerospace & Defense                  19,345,572              69,777,419
   BHP Billiton PLC ....................             Metals & Mining                     8,379,597              78,839,484


                                                              Annual Report | 23

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                         SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   UNITED KINGDOM (CONT.)
   Boots Group PLC .....................        Food & Staples Retailing                 6,302,740        $     76,873,745
   BP PLC ..............................                Oil & Gas                       32,512,228             288,198,898
   BP PLC, ADR .........................                Oil & Gas                            5,110                 274,407
   British Land Co. PLC ................               Real Estate                       6,543,798              84,699,264
   British Sky Broadcasting Group PLC ..                  Media                         15,772,000             135,623,084
   Cable & Wireless PLC ................ Diversified Telecommunication Services            144,500                 280,744
   Centrica PLC ........................              Gas Utilities                      9,334,800              41,310,369
   GKN PLC .............................             Auto Components                    26,427,222             105,066,130
   GlaxoSmithKline PLC .................             Pharmaceuticals                    12,610,872             256,582,288
   HSBC Holdings PLC ...................            Commercial Banks                         7,128                 110,662
   HSBC Holdings PLC ...................            Commercial Banks                     2,184,819              33,892,922
   Kidde PLC ...........................          Electrical Equipment                  20,644,272              43,729,996
   Lloyds TSB Group PLC ................            Commercial Banks                    12,476,584              93,594,580
   Marks & Spencer Group PLC ...........            Multiline Retail                       551,772               3,493,987
   National Grid Transco PLC ...........   Multi-Utilities & Unregulated Power          12,508,000             104,968,374
   Pearson PLC .........................                  Media                          9,791,229             109,118,270
   Persimmon PLC .......................           Household Durables                    7,591,812              91,503,815
   Reckitt Benckiser PLC ...............           Household Products                       51,134               1,343,017
   Reed Elsevier PLC ...................                  Media                            100,000                 885,083
   Rentokil Initial PLC ................     Commercial Services & Supplies             14,558,700              39,351,023
   Rolls-Royce Group PLC ...............           Aerospace & Defense                  20,896,773              87,120,011
   Shell Transport & Trading Co. PLC ...                Oil & Gas                       23,521,402             171,582,509
a  Shire Pharmaceuticals Group PLC .....             Pharmaceuticals                     3,250,478              28,184,687
   Smiths Group PLC ....................        Industrial Conglomerates                11,205,697             139,899,865
   Tesco PLC ...........................        Food & Staples Retailing                   257,914               1,234,171
   Unilever PLC ........................              Food Products                     17,265,143             147,841,406
   Vodafone Group PLC ..................   Wireless Telecommunication Services          31,842,847              72,320,634
   Yell Group PLC ......................                  Media                          9,569,253              58,658,757
                                                                                                          -----------------

                                                                                                             2,560,419,692
                                                                                                          -----------------

   TOTAL COMMON STOCKS
    (COST $11,890,820,270)                                                                                  13,426,283,208
                                                                                                          -----------------

   PREFERRED STOCKS 1.5%
   BRAZIL .4%
   Aracruz Celulose SA, ADR, pfd. ......         Paper & Forest Products                    33,415               1,163,176
   Cia Vale do Rio Doce, ADR, pfd., A ..             Metals & Mining                     1,128,801              54,972,609
   Tele Norte Leste Participacoes SA,
    ADR, pfd. .......................... Diversified Telecommunication Services             20,012                 274,165
   Telemig Celular Participacoes SA,
    ADR, pfd. ..........................   Wireless Telecommunication Services              10,710                 316,052
                                                                                                          -----------------

                                                                                                                56,726,002
                                                                                                          -----------------

   GERMANY .7%
   Volkswagen AG, pfd. .................               Automobiles                       4,146,234             109,697,528
                                                                                                          -----------------

   SOUTH KOREA .4%
   Samsung Electronics Co.
    Ltd., pfd. .........................Semiconductors & Semiconductor Equipment           236,190              60,900,664
                                                                                                          -----------------

   TOTAL PREFERRED STOCKS
    (COST $170,859,242)                                                                                        227,324,194
                                                                                                          -----------------



24 |  Annual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT C         VALUE
---------------------------------------------------------------------------------------------------------------------------



   BONDS & NOTES 1.7%
   ARGENTINA
   Inversiones Y Representacion SA,
    cvt., 8.00%, 11/14/07 ..............                                            $    1,268,865        $      1,903,298
                                                                                                          -----------------

   AUSTRALIA .6%
   New South Wales Treasury Corp.,
    6.50%-8.00%, 5/01/06-3/01/08 .......                                                87,830,000 AUD          65,238,084
   Queensland Treasury Corp.,
    6.50%, 6/14/05 .....................                                                30,000,000 AUD          21,368,801
                                                                                                          -----------------

                                                                                                                86,606,885
                                                                                                          -----------------

   NEW ZEALAND .9%
   Government of New Zealand,
    6.50%, 2/15/06 .....................                                                31,000,000 NZD          20,427,142
   Government of New Zealand,
    Strip, 9/22/04 .....................                                               107,000,000 NZD          69,926,028
    Strip, 12/22/04 ....................                                                81,500,000 NZD          52,382,397
                                                                                                          -----------------

                                                                                                               142,735,567
                                                                                                          -----------------

   SWEDEN .2%
   Kingdom of Sweden,
    6.00%, 2/09/05 .....................                                               186,000,000 SEK          25,158,822
                                                                                                          -----------------

   THAILAND
   Bank Of Thailand, zero cpn.,
    11/11/04 ...........................                                               300,000,000 THB           7,183,973
                                                                                                          -----------------

   TOTAL BONDS & NOTES
    (COST $259,779,631)                                                                                        263,588,545
                                                                                                          -----------------

   SHORT TERM INVESTMENTS 9.3%
   GERMANY 1.6%
   Deutsche Bank AG, time deposit,
    2.00%, 9/01/04 .....................                                               202,475,000 EUR         246,068,494
                                                                                                          -----------------

   NEW ZEALAND .1%
   New Zealand Treasury Bill
    5.85%, 3/23/05 .....................                                                21,500,000 NZD          13,584,205
                                                                                                          -----------------

   NORWAY .3%
   Norwegian Treasury Bills,
    1.64%-2.02%, 9/15/04 ...............                                               320,000,000 NOK          46,284,233
                                                                                                          -----------------

   SWEDEN .4%
   Sweden Treasury Bills,
    2.41%-2.50%, 12/15/04 ..............                                               515,000,000 SEK          68,103,609
                                                                                                          -----------------

   THAILAND .2%
   Bank of Thailand, Strip, 1/13/05 ....                                               600,000,000 THB          14,330,046
   Thailand Treasury Bills,
    1.38%-1.42%, 9/30/04-10/28/04 ......                                               508,000,000 THB          12,092,797
                                                                                                          -----------------

                                                                                                                26,422,843
                                                                                                          -----------------



                                                              Annual Report | 25

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT C         VALUE
---------------------------------------------------------------------------------------------------------------------------



   SHORT TERM INVESTMENTS (CONT.)
   UNITED STATES 6.7%
   U.S. Treasury Bills, 1.18%-1.51%,
    9/2/04-11/26/04 ....................                                            $1,035,942,000         $ 1,033,297,607
                                                                                                          -----------------

   TOTAL SHORT TERM INVESTMENTS
    (COST $1,432,633,240) ..............                                                                     1,433,760,991
                                                                                                          -----------------

   TOTAL INVESTMENTS
    (COST $13,754,092,383) 100.1% ......                                                                    15,350,956,938
   OTHER ASSETS, LESS LIABILITIES (.1)%                                                                        (22,470,519)
                                                                                                          -----------------

   NET ASSETS 100.0% ...................                                                                   $15,328,486,419
                                                                                                          -----------------





     CURRENCY  ABBREVIATIONS  | AUD -  Australian  Dollar | CAD - Canadian  Dollar | DKK - Danish Krone | EUR - Euro |
                                FIM - Finnish Markka | GBP - Great British Pound | NOK - Norwegian Krone |
                                NZD - New Zealand Dollar | SEK - Swedish Krona | THB - Thai Bhat

aNon-income producing.
bSee Note 7 regarding Holdings of 5% Voting Securities.
cThe principal amount is stated in U.S. dollars unless otherwise indicated.






26 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................................................................    $13,558,669,453
  Cost - Non-controlled affiliated issuers ............................................................        195,422,930
                                                                                                           ----------------
  Value - Unaffiliated issuers ........................................................................     15,110,127,148
  Value - Non-controlled affiliated issuers ...........................................................        240,829,790
 Foreign currency, at value (cost $8,820,431) .........................................................          8,511,917
 Receivables:
  Investment securities sold ..........................................................................         30,772,406
  Capital shares sold .................................................................................         20,236,391
  Dividends and interest ..............................................................................         41,282,570
                                                                                                           ----------------
      Total assets ....................................................................................     15,451,760,222
                                                                                                           ----------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................................         65,448,384
  Capital shares redeemed .............................................................................         29,746,337
  Affiliates ..........................................................................................         17,973,955
 Funds advanced by custodian ..........................................................................          2,560,262
 Deferred tax liability (Note 1f) .....................................................................          4,817,504
 Other liabilities ....................................................................................          2,727,361
                                                                                                           ----------------
      Total liabilities ...............................................................................        123,273,803
                                                                                                           ----------------
        Net assets, at value ..........................................................................    $15,328,486,419
                                                                                                           ----------------
Net assets consist of:
 Undistributed net investment income ..................................................................     $  177,438,318
 Net unrealized appreciation (depreciation) ...........................................................      1,592,563,021
 Accumulated net realized gain (loss) .................................................................       (273,918,314)
 Capital shares .......................................................................................     13,832,403,394
                                                                                                           ----------------
        Net assets, at value ..........................................................................    $15,328,486,419
                                                                                                           ----------------




                      Annual Report  |  See notes to financial statements.  | 27

Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)


Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2004


CLASS A:
 Net assets, at value .................................................................................    $13,067,977,344
                                                                                                           ----------------
 Shares outstanding ...................................................................................      1,215,241,085
                                                                                                           ----------------
 Net asset value per share a ..........................................................................             $10.75
                                                                                                           ----------------
 Maximum offering price per share (net asset value per share / 94.25%) ................................             $11.41
                                                                                                           ----------------
CLASS B:
 Net assets, at value .................................................................................       $195,116,037
                                                                                                           ----------------
 Shares outstanding ...................................................................................         18,460,053
                                                                                                           ----------------
 Net asset value and maximum offering price per share a ...............................................             $10.57
                                                                                                           ----------------
CLASS C:
 Net assets, at value .................................................................................    $ 1,188,885,175
                                                                                                           ----------------
 Shares outstanding ...................................................................................        112,283,984
                                                                                                           ----------------
 Net asset value and maximum offering price per share a ...............................................             $10.59
                                                                                                           ----------------
CLASS R:
 Net assets, at value .................................................................................      $ 114,301,283
                                                                                                           ----------------
 Shares outstanding ...................................................................................         10,699,973
                                                                                                           ----------------
 Net asset value and maximum offering price per share a ...............................................             $10.68
                                                                                                           ----------------
ADVISOR CLASS:
 Net assets, at value .................................................................................      $ 762,206,580
                                                                                                           ----------------
 Shares outstanding ...................................................................................         70,921,932
                                                                                                           ----------------
 Net asset value and maximum offering price per share b ...............................................             $10.75
                                                                                                           ----------------




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.
b Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

28 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)


Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the year ended August 31, 2004


Investment income:
 (net of foreign taxes of $44,330,944)
 Dividends:
  Dividends - Unaffiliated issuers ....................................................................     $  346,895,312
  Dividends - Non-controlled affiliated issuers (Note 7) ..............................................         18,103,107
 Interest Income:
  Interest - Unaffiliated issuers .....................................................................         37,301,249
                                                                                                            ---------------
      Total investment income .........................................................................        402,299,668
                                                                                                            ---------------
Expenses:
 Management fees (Note 3) .............................................................................         86,818,621
 Administrative fees (Note 3) .........................................................................         11,101,155
 Distribution fees (Note 3)
  Class A .............................................................................................         30,766,424
  Class B .............................................................................................          1,793,324
  Class C .............................................................................................         11,178,996
  Class R .............................................................................................            453,374
 Transfer agent fees (Note 3) .........................................................................         33,773,000
 Custodian fees .......................................................................................          5,612,900
 Reports to shareholders ..............................................................................            870,800
 Registration and filing fees .........................................................................            646,400
 Professional fees ....................................................................................            336,600
 Directors' fees and expenses .........................................................................            161,100
 Other ................................................................................................            605,100
                                                                                                            ---------------
      Total expenses ..................................................................................        184,117,794
      Expense reductions (Note 4) .....................................................................             (3,763)
                                                                                                            ---------------
        Net expenses ..................................................................................        184,114,031
                                                                                                            ---------------
          Net investment income .......................................................................        218,185,637
                                                                                                            ---------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments .........................................................................................        501,371,903
  Foreign currency transactions .......................................................................            779,190
                                                                                                            ---------------
      Net realized gain (loss) ........................................................................         502,151,093
                                                                                                            ---------------

Net unrealized appreciation (depreciation) on:
  Investments .........................................................................................        941,643,449
  Translation of assets and liabilities denominated in foreign currencies .............................            520,318
  Deferred taxes (Note 1f) ............................................................................            203,848
                                                                                                            ---------------
      Net unrealized appreciation (depreciation) ......................................................        942,367,615
                                                                                                            ---------------
Net realized and unrealized gain (loss) ...............................................................      1,444,518,708
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations .......................................     $1,662,704,345
                                                                                                            ---------------




                      Annual Report  |  See notes to financial statements.  | 29

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                                        -----------------------------------
                                                                                              2004               2003
                                                                                        -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   218,185,637    $   165,956,216
  Net realized gain (loss) from investments and foreign currency transactions .......       502,151,093       (279,991,963)
  Net unrealized appreciation (depreciation)
    on investments, translation of assets and
    liabilities denominated in foreign currencies, and deferred taxes ...............       942,367,615      1,245,619,802
                                                                                        -----------------------------------
      Net increase (decrease) in net assets
       resulting from operations ....................................................     1,662,704,345      1,131,584,055
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................................      (204,011,408)      (133,578,786)
   Class B ..........................................................................        (2,057,816)          (899,326)
   Class C ..........................................................................       (12,329,894)        (6,554,060)
   Class R ..........................................................................        (1,184,897)          (287,825)
   Advisor Class ....................................................................       (10,826,764)        (5,646,522)
                                                                                        -----------------------------------
 Total distributions to shareholders ................................................      (230,410,779)      (146,966,519)
 Capital share transactions (Note 2):
  Class A ...........................................................................     1,933,013,114        716,963,192
  Class B ...........................................................................        39,903,930         38,303,749
  Class C ...........................................................................       178,088,702         33,901,022
  Class R ...........................................................................        51,324,072         43,058,351
  Advisor Class .....................................................................       281,492,911         85,438,208
                                                                                        -----------------------------------
 Total capital share transactions ...................................................     2,483,822,729        917,664,522
 Redemption fees (Note 1h) ..........................................................           181,730            144,269
       Net increase (decrease) in net assets ........................................     3,916,298,025      1,902,426,327
Net assets:
 Beginning of year ..................................................................    11,412,188,394      9,509,762,067
                                                                                        -----------------------------------
 End of year ........................................................................   $15,328,486,419    $11,412,188,394
                                                                                        -----------------------------------
Undistributed net investment income included in net assets:
 End of year ........................................................................   $   177,438,318    $   188,311,733
                                                                                        -----------------------------------




30 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS


Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a diversified series of Templeton Funds, Inc. (the Company), an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.







                                                              Annual Report | 31

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.





32 |  Annual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted on the Statement of Changes.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


                                                              Annual Report | 33

Templeton Foreign Fund

2. CAPITAL STOCK (CONTINUED)

At August 31, 2004, there were 3.8 billion shares of the Company authorized ($1.00 par value), of which 2.6 billion shares were classified as, and allocated to, the Fund and further classified as follows: 2 billion shares have been classified as Class A, 100 million as Class B, 300 million as Class C, 100 million as Advisor Class and 100 million as Class R.

                                        ---------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                                     2004                                    2003
                                        ---------------------------------------------------------------------------

                                           SHARES            AMOUNT                 SHARES             AMOUNT
                                        ---------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................   529,901,793     $ 5,560,556,885          712,065,887     $ 6,008,114,110
 Shares issued in reinvestment of
 distributions .......................    17,760,833         176,505,043           13,857,358         114,573,372
 Shares issued on merger
 (Note 8) ............................     3,720,765          36,761,330            2,623,697          21,908,151
 Shares redeemed .....................  (366,465,739)     (3,840,810,144)        (642,302,526)     (5,427,632,441)
                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............   184,917,652     $ 1,933,013,114           86,244,416     $   716,963,192
                                        ---------------------------------------------------------------------------

CLASS B SHARES:
 Shares sold .........................     5,409,338     $    56,245,126            5,913,956     $    49,394,071
 Shares issued in reinvestment of
 distributions .......................       179,187           1,748,133               94,760             773,164
 Shares redeemed .....................    (1,720,645)        (18,089,329)          (1,438,060)        (11,863,486)
                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............     3,867,880     $    39,903,930            4,570,656     $     38,303,749
                                        ---------------------------------------------------------------------------

CLASS C SHARES:
 Shares sold .........................    30,509,222     $   318,483,878           18,171,471     $    152,299,454
 Shares issued in reinvestment of
 distributions .......................     1,021,682           9,986,179              654,069            5,342,064
 Shares issued on merger
 (Note 8) ............................            --                  --              682,700           5,639,118
 Shares redeemed .....................   (14,369,763)       (150,381,355)         (15,631,904)       (129,379,614)
                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............    17,161,141     $   178,088,702            3,876,336     $    33,901,022
                                        ---------------------------------------------------------------------------

CLASS R SHARES:
 Shares sold .........................     6,679,102     $    70,817,402            6,978,027     $    58,937,552
 Shares issued in reinvestment of
 distributions .......................       111,580           1,102,092               34,870             287,279
 Shares issued on merger
 (Note 8) ............................     1,423,906          13,911,650                   --                  --
 Shares redeemed .....................    (3,301,685)        (34,507,072)          (1,866,193)        (16,166,480)
                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............     4,912,903     $    51,324,072            5,146,704     $    43,058,351
                                        ---------------------------------------------------------------------------

ADVISOR CLASS SHARES:
 Shares sold .........................    34,924,844     $   365,757,590           28,200,998     $   237,039,300
 Shares issued in reinvestment of
 distributions .......................       556,200           5,523,927              319,212           2,633,633
 Shares issued on merger
 (Note 8) ............................            --                  --               42,450             354,039
 Shares redeemed .....................    (8,511,174)        (89,788,606)         (18,410,771)       (154,588,764)
                                        ---------------------------------------------------------------------------
 Net increase (decrease) .............    26,969,870     $   281,492,911           10,151,889     $    85,438,208
                                        ---------------------------------------------------------------------------




34 |  Annual Report

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

-----------------------------------------------------------------------------------------------------
  ENTITY                                                                      AFFILIATION
-----------------------------------------------------------------------------------------------------
  Templeton Global Advisors Ltd. (TGAL)                                       Investment manager
  Franklin Templeton Services, LLC (FT Services)                              Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)                        Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)               Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.630%          Up to and including $1 billion
        0.615%          Over $1 billion, up to and including $5 billion
        0.600%          Over $5 billion, up to and including $10 billion
        0.580%          Over $10 billion, up to and including $15 billion
        0.560%          Over $15 billion, up to and including $20 billion
        0.540%          Over $20 billion

Prior to June 1, 2004, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%          First $200 million
        0.675%          Over $200 million, up to and including $1.3 billion
        0.600%          Over $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively, for costs incurred in the Fund's shares under the Rule 12b-1 plans of each class.





                                                              Annual Report | 35

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $52,624,687.

D. SALES CHARGES/UNDERWRITING AGREEMENTS
Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ..........................................  $876,801
Contingent deferred sales charges retained ......................  $375,873

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $33,773,000 of which $14,960,359 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses, including $31,450,872 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. The tax basis capital losses from these merged funds were $83,483,360 of which $44,731,432 were unusable due to certain limitations under the Internal Revenue Code and reclassed to paid in capital in the current year. Available losses expire as follows:

Capital loss carryovers expiring in:
 2008 ....................................................  $  9,784,222
 2009 ....................................................     4,983,869
 2010 ....................................................    53,392,716
 2011 ....................................................   155,555,918
                                                            --------------
                                                            $223,716,725
                                                            --------------

At August 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $2,901,150. For tax purposes, such losses will be reflected in the year ending August 31, 2005.





36 |  Annual Report

Templeton Foreign Fund

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                            ------------------------------
                                               2004            2003
                                            ------------------------------
Distributions paid from:
 Ordinary income .........................  $230,410,779    $146,966,519

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................  $13,858,796,745
                                                                ----------------
Unrealized appreciation ......................................  $ 2,162,421,882
Unrealized depreciation ......................................     (670,261,689)
                                                                ----------------
Net unrealized appreciation (depreciation) ...................  $ 1,492,160,193
                                                                ----------------
Distributable earnings - undistributed ordinary income .......  $   234,842,241
                                                                ----------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares, foreign currency transactions, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $5,410,360,820 and $3,180,363,647, respectively.


7. HOLDINGS OF 5% VOTING SECURITIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Templeton Foreign Fund at August 31, 2004 were as shown below:

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF                                NUMBER OF
                            SHARES HELD                               SHARES HELD       VALUE
                            AT BEGINNING       GROSS          GROSS     AT END         AT END           INVESTMENT  REALIZED CAPITAL
  NAME OF ISSUER               OF YEAR      ADDITIONS      REDUCTIONS   OF YEAR        OF YEAR           INCOME      GAINS (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
  Satyam Computers
  Services LTD ..........    18,489,560       142,194          --     18,631,754     $136,506,895      $ 1,629,570           --

  Holmen Aktiebolag
  AB,B ..................            --     3,653,879          --      3,653,879      104,322,895       16,473,537           --
                                                                                     -----------------------------------------------

                             TOTAL AFFILIATED SECURITIES (1.57% of Net Assets)       $240,829,790      $18,103,107           --
                                                                                     -----------------------------------------------




                                                              Annual Report | 37

Templeton Foreign Fund

8. MERGERS

On May 9, 2003, the Fund acquired the net assets of each of Templeton Latin America Fund, Inc. ("TLAF") and Templeton Pacific Growth Fund ("TPGF") pursuant to plans of reorganization approved by the shareholders of each of TLAF, TPFG and the Fund. The merger with TLAF was accomplished by a tax-free exchange of 936,737 Class A shares, 257,757 Class C shares, 11,510 Advisor shares of the Fund (valued at $8.35 per share, $8.26 per share, and $8.34 per share respectively) for $10,046,833 in net assets of TLAF , including $76,620 of unrealized appreciation. The merger with TPGF was accomplished by a tax-free exchange of 1,686,960 Class A shares, 424,943 Class C shares, 30,940 Advisor shares of the Fund (valued at $8.35 per share, $8.26 per share, and $8.34 per share respectively) for $17,854,475 in net assets of TPFG , including $4,061,534 of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $9,754,307,218.

On October 24, 2003, the Fund acquired the net assets of Victory International Fund ("VIF") pursuant to a plan of reorganization approved by the Victory International Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,720,765 Class A shares, and 1,423,906 Class R shares (valued at $9.88 per share, and $9.77 per share respectively) for the net assets of the Victory International Fund which aggregated $ 50,672,980, including $1,465,250 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $12,357,987,189.


9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.





38 |  Annual Report

Templeton Foreign Fund

9. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.







                                                              Annual Report | 39

Templeton Foreign Fund

9. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



40 |  Annual Report

Templeton Foreign Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund (one of the portfolios constituting the Templeton Funds, Inc., hereafter referred to as the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004



                                                              Annual Report | 41

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $344,499,561 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2004, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 21, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.





42 |  Annual Report

Templeton Foreign Fund

-------------------------------------------------------------------------------------------------------------
                                                                          CLASS A
                                                                                                ADJUSTED
                                            FOREIGN TAX       FOREIGN           FOREIGN         FOREIGN
                                                PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                    PER SHARE       PER SHARE         PER SHARE        PER SHARE
-------------------------------------------------------------------------------------------------------------
  Australia ...............................   0.0000          0.0056             0.0030          0.0039
  Belgium .................................   0.0000          0.0003             0.0000          0.0003
  Bermuda .................................   0.0000          0.0031             0.0031          0.0013
  Brazil ..................................   0.0002          0.0008             0.0002          0.0007
  Canada ..................................   0.0014          0.0058             0.0056          0.0026
  China ...................................   0.0000          0.0030             0.0022          0.0017
  Finland .................................   0.0044          0.0178             0.0172          0.0080
  France ..................................   0.0018          0.0092             0.0086          0.0043
  Germany .................................   0.0025          0.0117             0.0084          0.0069
  Hong Kong ...............................   0.0000          0.0190             0.0005          0.0187
  India ...................................   0.0000          0.0016             0.0011          0.0010
  Italy ...................................   0.0005          0.0019             0.0019          0.0008
  Japan ...................................   0.0010          0.0075             0.0069          0.0036
  Mexico ..................................   0.0000          0.0037             0.0037          0.0016
  Netherlands .............................   0.0035          0.0140             0.0140          0.0060
  New Zealand .............................   0.0002          0.0047             0.0010          0.0041
  Norway ..................................   0.0005          0.0021             0.0019          0.0010
  Philippines .............................   0.0001          0.0003             0.0003          0.0001
  Singapore ...............................   0.0001          0.0008             0.0000          0.0008
  South Africa ............................   0.0002          0.0010             0.0000          0.0010
  South Korea .............................   0.0019          0.0069             0.0069          0.0030
  Spain ...................................   0.0010          0.0052             0.0042          0.0028
  Sweden ..................................   0.0032          0.0139             0.0128          0.0066
  Switzerland .............................   0.0014          0.0055             0.0055          0.0024
  Taiwan ..................................   0.0014          0.0037             0.0022          0.0024
  Thailand ................................   0.0000          0.0001             0.0000          0.0001
  United Kingdom ..........................   0.0058          0.0363             0.0357          0.0159
                                             ------------------------------------------------------------
  TOTAL ...................................  $0.0311         $0.1855            $0.1469         $0.1016
                                             ------------------------------------------------------------







                                                              Annual Report | 43

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


-------------------------------------------------------------------------------------------------------------
                                                                          CLASS B
                                                                                                ADJUSTED
                                            FOREIGN TAX       FOREIGN           FOREIGN         FOREIGN
                                                PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                    PER SHARE       PER SHARE         PER SHARE        PER SHARE
-------------------------------------------------------------------------------------------------------------
  Australia ...............................   0.0000          0.0035             0.0019          0.0024
  Belgium .................................   0.0000          0.0002             0.0000          0.0002
  Bermuda .................................   0.0000          0.0020             0.0020          0.0009
  Brazil ..................................   0.0002          0.0005             0.0001          0.0004
  Canada ..................................   0.0014          0.0037             0.0036          0.0016
  China ...................................   0.0000          0.0019             0.0014          0.0011
  Finland .................................   0.0044          0.0112             0.0108          0.0050
  France ..................................   0.0018          0.0058             0.0054          0.0027
  Germany .................................   0.0025          0.0074             0.0053          0.0044
  Hong Kong ...............................   0.0000          0.0119             0.0003          0.0117
  India ...................................   0.0000          0.0010             0.0007          0.0006
  Italy ...................................   0.0005          0.0012             0.0012          0.0005
  Japan ...................................   0.0010          0.0047             0.0043          0.0022
  Mexico ..................................   0.0000          0.0023             0.0023          0.0010
  Netherlands .............................   0.0035          0.0087             0.0087          0.0037
  New Zealand .............................   0.0002          0.0029             0.0006          0.0026
  Norway ..................................   0.0005          0.0013             0.0012          0.0006
  Philippines .............................   0.0001          0.0002             0.0002          0.0001
  Singapore ...............................   0.0001          0.0005             0.0000          0.0005
  South Africa ............................   0.0002          0.0006             0.0000          0.0006
  South Korea .............................   0.0019          0.0043             0.0043          0.0018
  Spain ...................................   0.0010          0.0032             0.0026          0.0017
  Sweden ..................................   0.0032          0.0087             0.0080          0.0041
  Switzerland .............................   0.0014          0.0035             0.0035          0.0015
  Taiwan ..................................   0.0014          0.0023             0.0014          0.0015
  Thailand ................................   0.0000          0.0001             0.0000          0.0001
  United Kingdom ..........................   0.0058          0.0227             0.0223          0.0100
                                             ------------------------------------------------------------
  TOTAL ...................................  $0.0311         $0.1163            $0.0921         $0.0635
                                             ------------------------------------------------------------






44 |  Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


-------------------------------------------------------------------------------------------------------------
                                                                          CLASS C
                                                                                                ADJUSTED
                                            FOREIGN TAX       FOREIGN           FOREIGN         FOREIGN
                                                PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                    PER SHARE       PER SHARE         PER SHARE        PER SHARE
-------------------------------------------------------------------------------------------------------------
  Australia ...............................   0.0000          0.0034             0.0018          0.0024
  Belgium .................................   0.0000          0.0002             0.0000          0.0002
  Bermuda .................................   0.0000          0.0019             0.0019          0.0008
  Brazil ..................................   0.0002          0.0005             0.0001          0.0004
  Canada ..................................   0.0014          0.0036             0.0035          0.0016
  China ...................................   0.0000          0.0018             0.0013          0.0011
  Finland .................................   0.0044          0.0109             0.0106          0.0048
  France ..................................   0.0018          0.0057             0.0053          0.0027
  Germany .................................   0.0025          0.0072             0.0052          0.0042
  Hong Kong ...............................   0.0000          0.0116             0.0003          0.0114
  India ...................................   0.0000          0.0010             0.0007          0.0006
  Italy ...................................   0.0005          0.0012             0.0012          0.0005
  Japan ...................................   0.0010          0.0046             0.0042          0.0022
  Mexico ..................................   0.0000          0.0023             0.0023          0.0010
  Netherlands .............................   0.0035          0.0085             0.0085          0.0036
  New Zealand .............................   0.0002          0.0029             0.0006          0.0026
  Norway ..................................   0.0005          0.0013             0.0012          0.0006
  Philippines .............................   0.0001          0.0002             0.0002          0.0001
  Singapore ...............................   0.0001          0.0005             0.0000          0.0005
  South Africa ............................   0.0002          0.0006             0.0000          0.0006
  South Korea .............................   0.0019          0.0042             0.0042          0.0018
  Spain ...................................   0.0010          0.0032             0.0026          0.0017
  Sweden ..................................   0.0032          0.0085             0.0078          0.0040
  Switzerland .............................   0.0014          0.0034             0.0034          0.0015
  Taiwan ..................................   0.0014          0.0022             0.0013          0.0015
  Thailand ................................   0.0000          0.0001             0.0000          0.0001
  United Kingdom ..........................   0.0058          0.0221             0.0217          0.0097
                                             ------------------------------------------------------------
  TOTAL ...................................  $0.0311         $0.1136            $0.0899         $0.0622
                                             ------------------------------------------------------------








                                                              Annual Report | 45

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


-------------------------------------------------------------------------------------------------------------
                                                                          CLASS R
                                                                                                ADJUSTED
                                            FOREIGN TAX       FOREIGN           FOREIGN         FOREIGN
                                                PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                    PER SHARE       PER SHARE         PER SHARE        PER SHARE
-------------------------------------------------------------------------------------------------------------
  Australia ...............................   0.0000          0.0051             0.0027          0.0036
  Belgium .................................   0.0000          0.0003             0.0000          0.0003
  Bermuda .................................   0.0000          0.0029             0.0029          0.0012
  Brazil ..................................   0.0002          0.0007             0.0001          0.0006
  Canada ..................................   0.0014          0.0054             0.0052          0.0024
  China ...................................   0.0000          0.0028             0.0021          0.0016
  Finland .................................   0.0044          0.0164             0.0159          0.0073
  France ..................................   0.0018          0.0085             0.0079          0.0040
  Germany .................................   0.0025          0.0108             0.0078          0.0063
  Hong Kong ...............................   0.0000          0.0175             0.0004          0.0173
  India ...................................   0.0000          0.0015             0.0011          0.0009
  Italy ...................................   0.0005          0.0018             0.0018          0.0008
  Japan ...................................   0.0010          0.0069             0.0064          0.0032
  Mexico ..................................   0.0000          0.0034             0.0034          0.0015
  Netherlands .............................   0.0035          0.0129             0.0129          0.0055
  New Zealand .............................   0.0002          0.0043             0.0009          0.0038
  Norway ..................................   0.0005          0.0019             0.0017          0.0009
  Philippines .............................   0.0001          0.0002             0.0002          0.0001
  Singapore ...............................   0.0001          0.0008             0.0000          0.0008
  South Africa ............................   0.0002          0.0009             0.0000          0.0009
  South Korea .............................   0.0019          0.0064             0.0064          0.0027
  Spain ...................................   0.0010          0.0047             0.0038          0.0025
  Sweden ..................................   0.0032          0.0128             0.0118          0.0061
  Switzerland .............................   0.0014          0.0051             0.0051          0.0022
  Taiwan ..................................   0.0014          0.0034             0.0021          0.0022
  Thailand ................................   0.0000          0.0001             0.0000          0.0001
  United Kingdom ..........................   0.0058          0.0334             0.0328          0.0147
                                             ------------------------------------------------------------
  TOTAL ...................................  $0.0311         $0.1709            $0.1354         $0.0935
                                             ------------------------------------------------------------








46 |  Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


-------------------------------------------------------------------------------------------------------------
                                                                    ADVISOR CLASS
                                                                                              ADJUSTED
                                              FOREIGN TAX     FOREIGN         FOREIGN         FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                      PER SHARE     PER SHARE        PER SHARE      PER SHARE
-------------------------------------------------------------------------------------------------------------
  Argentina ...............................       0.0000      0.0001          0.0000          0.0001
  Australia ...............................       0.0000      0.0063          0.0034          0.0044
  Belgium .................................       0.0000      0.0004          0.0000          0.0004
  Bermuda .................................       0.0000      0.0036          0.0036          0.0015
  Brazil ..................................       0.0002      0.0009          0.0002          0.0008
  Canada ..................................       0.0014      0.0066          0.0064          0.0029
  China ...................................       0.0000      0.0034          0.0025          0.0020
  Denmark .................................       0.0000      0.0001          0.0000          0.0001
  Finland .................................       0.0044      0.0202          0.0196          0.0090
  France ..................................       0.0018      0.0105          0.0098          0.0049
  Germany .................................       0.0025      0.0133          0.0096          0.0078
  Hong Kong ...............................       0.0000      0.0216          0.0005          0.0213
  India ...................................       0.0000      0.0018          0.0013          0.0011
  Italy ...................................       0.0005      0.0022          0.0022          0.0009
  Japan ...................................       0.0010      0.0085          0.0078          0.0040
  Mexico ..................................       0.0000      0.0042          0.0042          0.0018
  Netherlands .............................       0.0035      0.0158          0.0158          0.0068
  New Zealand .............................       0.0002      0.0053          0.0011          0.0047
  Norway ..................................       0.0005      0.0023          0.0021          0.0011
  Philippines .............................       0.0001      0.0003          0.0003          0.0001
  Singapore ...............................       0.0001      0.0009          0.0000          0.0009
  South Africa ............................       0.0002      0.0011          0.0000          0.0011
  South Korea .............................       0.0019      0.0079          0.0079          0.0034
  Spain ...................................       0.0010      0.0058          0.0047          0.0031
  Sweden ..................................       0.0032      0.0158          0.0146          0.0075
  Switzerland .............................       0.0014      0.0063          0.0063          0.0027
  Taiwan ..................................       0.0014      0.0042          0.0026          0.0027
  Thailand ................................       0.0000      0.0002          0.0000          0.0002
  United Kingdom ..........................       0.0058      0.0408          0.0401          0.0179
                                                ---------------------------------------------------------
  TOTAL ...................................      $0.0311     $0.2104         $0.1666         $0.1152
                                                ---------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.





                                                              Annual Report | 47

Templeton Foreign Fund

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.





48 |  Annual Report

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS


A Special Meeting of Shareholders of Templeton Funds, Inc. (the "Company") was held at the Company's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on December 15, 2003 and reconvened on January 14, 2004. The purpose of the meeting was to elect twelve Directors of the Company, and for Templeton World Fund and Templeton Foreign Fund (each a "Fund") and together, the "Funds"), each a series of the Company, to vote on the following Proposals and Sub-Proposals:
To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and to approve the elimination of certain of each Fund's fundamental investment policies and restrictions. At the meeting held on December 15, 2003, the following persons were elected by the shareholders to serve as Independent Directors of the
Company: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson were elected by the shareholders to serve as Interested Directors. At the reconvened meeting held on January 14, 2004, Shareholders approved amendments to certain of each Fund's fundamental investment restrictions (including eight Sub-Proposals) and the elimination of certain of each Fund's fundamental investment restrictions. The Agreement and Plan of Reorganization that provided for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust was not approved. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.       The election of Directors:

----------------------------------------------------------------------------------------------------------------------
                                                          % OF        % OF                          % OF       % OF
                                                      OUTSTANDING     VOTED                      OUTSTANDING   VOTED
  NAME                                     FOR           SHARES      SHARES        WITHHELD        SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton ...............  921,784,744.074     55.931%     96.841%     30,069,431.717     1.825%     3.159%
  Frank J. Crothers ..............  922,941,744.041     56.002%     96.963%     28,912,431.750     1.754%     3.037%
  S. Joseph Fortunato ............  921,536,770.158     55.916%     96.815%     30,317,405.633     1.840%     3.185%
  Edith E. Holiday ...............  922,141,284.526     55.953%     96.878%     29,712,891.265     1.803%     3.122%
  Betty P. Krahmer ...............  922,120,923.381     55.952%     96.876%     29,733,252.410     1.804%     3.124%
  Gordon S. Macklin ..............  919,950,702.066     55.820%     96.648%     31,903,473.725     1.936%     3.352%
  Fred R. Millsaps ...............  921,781,604.376     55.931%     96.841%     30,072,571.415     1.825%     3.159%
  Frank A. Olson .................  921,885,948.423     55.937%     96.852%     29,968,227.368     1.818%     3.148%
  Constantine D.
   Tseretopoulos .................  922,494,170.096     55.974%     96.915%     29,360,005.695     1.781%     3.085%
  Nicholas F. Brady ..............  920,077,248.202     55.828%     96.662%     31,776,927.589     1.928%     3.338%
  Charles B. Johnson .............  921,934,947.866     55.940%     96.857%     29,919,227.925     1.815%     3.143%
  Rupert H. Johnson, Jr. .........  922,312,771.073     55.963%     96.896%     29,541,404.718     1.792%     3.104%






                                                              Annual Report | 49

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


TEMPLETON WORLD FUND

Proposal 2.     To approve an Agreement and Plan of Reorganization that
                provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

--------------------------------------------------------------------------------------------------------
                                      SHARES VOTED           % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   205,986,169.412                   46.36%                    76.50%
  Against .......................    11,145,652.789                    2.51%                     4.14%
  Abstain .......................    17,845,723.640                    4.02%                     6.63%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%
Proposal 3.     To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         Proposal 3a:     To amend the Fund's fundamental investment restriction
                          regarding diversification of investments:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES

  For ...........................   198,075,490.497                   44.58%                    73.56%
  Against .......................    17,078,193.176                    3.84%                     6.34%
  Abstain .......................    19,823,862.168                    4.46%                     7.36%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%

         Proposal 3b:     To amend the Fund's fundamental investment restriction
                          regarding investments in real estate:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES

  For ...........................   196,144,571.180                   44.14%                    72.85%
  Against .......................    18,708,344.423                    4.21%                     6.95%
  Abstain .......................    20,124,630.238                    4.53%                     7.47%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%

         Proposal 3c:     To amend the Fund's fundamental investment restriction
                          regarding investments in commodities:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES

  For ...........................   193,706,578.502                   43.60%                    71.94%
  Against .......................    20,874,505.430                    4.70%                     7.75%
  Abstain .......................    20,396,461.909                    4.59%                     7.58%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%






50 |  Annual Report

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


         Proposal 3d:     To amend the Fund's fundamental investment restriction
                          regarding underwriting:

--------------------------------------------------------------------------------------------------------
                                    SHARES VOTED             % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   195,372,012.641                   43.97%                    72.56%
  Against .......................    18,789,891.580                    4.23%                     6.98%
  Abstain .......................    20,815,641.620                    4.68%                     7.73%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%

         Proposal 3e:     To amend the Fund's fundamental investment restriction
                          regarding issuing senior securities:

--------------------------------------------------------------------------------------------------------
                                    SHARES VOTED             % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For                               194,482,896.567                   43.77%                    72.23%
  Against                            19,627,049.440                    4.42%                     7.29%
  Abstain                            20,867,599.834                    4.70%                     7.75%
  Broker Non-Votes                   34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL                             269,255,163.841                   60.60%                   100.00%

         Proposal 3f:     To amend the Fund's fundamental investment restriction
                          regarding lending:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For                               193,332,019.187                   43.51%                    71.80%
  Against                            21,001,905.408                    4.73%                     7.80%
  Abstain                            20,643,621.246                    4.65%                     7.67%
  Broker Non-Votes                   34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL                             269,255,163.841                   60.60%                   100.00%

         Proposal 3g:     To amend the Fund's fundamental investment restriction
                          regarding borrowing:

--------------------------------------------------------------------------------------------------------
                                    SHARES VOTED             % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For                               192,945,793.887                   43.42%                    71.66%
  Against                            21,324,278.313                    4.80%                     7.92%
  Abstain                            20,707,473.641                    4.66%                     7.69%
  Broker Non-Votes                   34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL                             269,255,163.841                   60.60%                   100.00%

         Proposal 3h:     To amend the Fund's fundamental investment restriction
                          regarding industry concentration:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For                               196,197,703.544                   44.16%                    72.87%
  Against                            18,130,780.473                    4.08%                     6.73%
  Abstain                            20,649,061.824                    4.65%                     7.67%
  Broker Non-Votes                   34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL                             269,255,163.841                   60.60%                   100.00%




                                                              Annual Report | 51

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


Proposal 4:     To approve the elimination of certain of the Fund's fundamental investment policies and restrictions:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   193,188,252.823                   43.48%                    71.75%
  Against .......................    20,289,573.527                    4.57%                     7.54%
  Abstain .......................    21,499,719.491                    4.84%                     7.98%
  Broker Non-Votes ..............    34,277,618.000                    7.71%                    12.73%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   269,255,163.841                   60.60%                   100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the fi

TEMPLETON FOREIGN FUND

Proposal 2.     To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland
                corporation to a Delaware statutory trust:

--------------------------------------------------------------------------------------------------------
                                      SHARES VOTED           % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   510,474,835.581                   42.41%                    75.32%
  Against .......................    14,814,274.570                    1.23%                     2.19%
  Abstain .......................    25,397,576.897                    2.11%                     3.75%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

Proposal 3.     To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         Proposal 3a:     To amend the Fund's fundamental investment restriction
                          regarding diversification of investments:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   490,186,478.594                   40.72%                    72.33%
  Against .......................    32,134,290.472                    2.67%                     4.74%
  Abstain .......................    28,365,917.982                    2.36%                     4.19%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

         Proposal 3b:     To amend the Fund's fundamental investment restriction
                          regarding investments in real estate:

--------------------------------------------------------------------------------------------------------
                                      SHARES VOTED         % OF OUTSTANDING SHARES     % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   473,774,405.994                   39.36%                    69.91%
  Against .......................    48,254,203.467                    4.01%                     7.12%
  Abstain .......................    28,658,077.587                    2.38%                     4.23%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%




52 |  Annual Report

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


         Proposal 3c:     To amend the Fund's fundamental investment restriction
                          regarding investments in commodities:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED             % OF OUTSTANDING SHARES  % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   470,466,666.697                   39.08%                    69.42%
  Against .......................    51,398,329.224                    4.27%                     7.58%
  Abstain .......................    28,821,691.127                    2.39%                     4.25%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

         Proposal 3d:     To amend the Fund's fundamental investment restriction
                          regarding underwriting:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   486,800,593.596                   40.44%                    71.83%
  Against .......................    34,499,704.454                    2.87%                     5.09%
  Abstain .......................    29,386,388.998                    2.44%                     4.34%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

         Proposal 3e:     To amend the Fund's fundamental investment restriction
                          regarding issuing senior securities:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   472,426,528.936                   39.25%                    69.71%
  Against .......................    48,195,385.301                    4.00%                     7.11%
  Abstain .......................    30,064,772.811                    2.50%                     4.44%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

         Proposal 3f:     To amend the Fund's fundamental investment restriction
                          regarding lending:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   477,164,806.541                   39.64%                    70.41%
  Against .......................    43,560,024.543                    3.62%                     6.43%
  Abstain .......................    29,961,855.964                    2.49%                     4.42%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

         Proposal 3g:     To amend the Fund's fundamental investment restriction
                          regarding borrowing:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   468,878,504.005                   38.95%                    69.19%
  Against .......................    52,006,297.555                    4.32%                     7.67%
  Abstain .......................    29,801,885.488                    2.48%                     4.40%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%




                                                              Annual Report | 53

TEMPLETON FUNDS, INC.
Templeton World Fund
Templeton Foreign Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)


         Proposal 3h:     To amend the Fund's fundamental investment restriction
                          regarding industry concentration:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   492,392,791.708                   40.91%                    72.66%
  Against .......................    28,612,437.757                    2.38%                     4.22%
  Abstain .......................    29,681,457.583                    2.47%                     4.38%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

Proposal 4:     To approve the elimination of certain of the Fund's fundamental investment policies and restrictions:

--------------------------------------------------------------------------------------------------------
                                     SHARES VOTED            % OF OUTSTANDING SHARES   % OF VOTED SHARES
--------------------------------------------------------------------------------------------------------
  For ...........................   478,701,466.998                   39.77%                    70.63%
  Against .......................    41,327,882.755                    3.43%                     6.10%
  Abstain .......................    30,657,337.295                    2.55%                     4.52%
  Broker Non-Votes ..............   127,025,346.182                   10.55%                    18.74%
--------------------------------------------------------------------------------------------------------
  TOTAL .........................   677,712,033.230                   56.30%                   100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.






54 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Director       Since 1992       140                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Director       Since 2003       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Director       Since 1992       141                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Director       Since 2003       96                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                     (exploration and refining of oil and
 Suite 2100                                                                                 gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                             foods and allied products); RTI
                                                                                            International Metals, Inc. (manufac-
                                                                                            ture and distribution of titanium); and
                                                                                            Canadian National Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



                                                             Annual Report  | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Director       Since 1993       140                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                     Group, Ltd. (holding company);
 Suite 2100                                                                                 Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                             MedImmune, Inc. (biotechnology);
                                                                                            and Overstock.com (Internet servi-
                                                                                            ces); and FORMERLY, Director, MCI
                                                                                            Communication Corporation (subse-
                                                                                            quently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communi-
                                                                                            cations services) (1988-2002) and
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Director       Since 1990       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Director       Since 2003       21                         Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                     (medical technology); White
 Suite 2100                                                                                 Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                             (holding company); and Amerada
                                                                                            Hess Corporation (exploration and
                                                                                            refining of oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY, Chairman
 of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS (50)Director      Since 2003       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

56 |  Annual Report



INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)        Director       Since 1993       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                     (exploration and refining of oil and
 Suite 2100                                                                                 gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                             investment business); and FORMERLY,
 Director, H.J.                                                                             Director, H.J. Heinz Company
                                                                                            (processed foods and allied products)
                                                                                            (1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Director,      Chairman of the  140                        None
 One Franklin Parkway            Chairman of    Board and
 San Mateo, CA 94403-1906        the Board and  Director since
                                 Vice President 1995 and Vice
                                                President since
                                                1992
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64)   Director and   Director since    123                       None
 One Franklin Parkway            Vice President 1992 and Vice
 San Mateo, CA 94403-1906                       President since
                                                1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)            Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report  | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)             Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         President and  President since  Not Applicable             None
 PO Box N-7759                   Chief          2001 and Chief
 Lyford Cay, Nassau, Bahamas     Executive      Executive Officer
                                 Officer -      - Investment
                                 Investment     Management
                                 Management     since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President Since 1990       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

58 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Vice President   Not Applicable             None
 One Franklin Parkway            and Secretary  since 2000
 San Mateo, CA 94403-1906                       and Secretary
                                                since 1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President Since 1994       Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March 2004 Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                 Foundation
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report  | 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief FinancialSince May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.




60 |  Annual Report

Templeton Foreign Fund

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





                                                              Annual Report | 61

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

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

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

Literature Request


TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund Mutual Qualified
Fund Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


7.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
8.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 9.Portfolio of insured municipal securities.
10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906






WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
Templeton Foreign Fund



INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


104 A2004 10/04






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $115,740 for the fiscal year ended August 31, 2004 and $240,583 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,302 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $90,698 for the fiscal year ended August 31, 2004 and $12,994 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $16,608 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

N/A/

ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/Galen G. Vetter
Chief Financial Officer
Date  October 29, 2004